                                                                   EXHIBIT 10.24

                                AMENDMENT NO. 6

                        ODYSSEY REINSURANCE CORPORATION
                       RESTATED EMPLOYEES RETIREMENT PLAN

     The Plan named above gives the Employer the right to amend it any time. According to that right, the Plan is amended as provided below:

     Effective January 1, 2000,

        by striking the following:

        Title Page...............................  Page 18
        Page 6...................................  Page 22
        Page 10..................................  Page 42
        Page 17

        and substituting the following:

        Title Page...............................  Page 18
        Page 6...................................  Page 22
        Page 10..................................  Page 42
        Page 17

     The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

     Unless otherwise stated on any page of this amendment, eligibility for any benefits and the amount of such benefits payable to or on behalf of an individual who is an Inactive Participant on the effective date(s) stated above, shall be determined according to the provisions of the Plan as in effect on the day before he became an Inactive Participant.

     By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

Signed this 30 day of December, 1999.

ODYSSEY AMERICA REINSURANCE CORPORATION        ODYSSEY REINSURANCE CORPORATION

By /s/ Donald L. Smith                         By /s/ Donald L. Smith
                                               ---------------------------------------------
---------------------------------------------
    Title: Senior Vice President               Title: Senior Vice President

                        AMEND. NO. 6 PAGE DTD. 1-1-2000

                    ODYSSEY AMERICA REINSURANCE CORPORATION

                       RESTATED EMPLOYEES RETIREMENT PLAN

Defined Benefit Plan 7.7
Restated January 1, 1989

                        AMEND. NO. 6 PAGE DTD. 1-1-2000

                                   ARTICLE I

                             FORMAT AND DEFINITIONS

SECTION 1.01 -- FORMAT.

     Words and phrases defined in the DEFINITIONS SECTION of Article I shall have that defined meaning when used in this Plan, unless the context clearly indicates otherwise.

     These words and phrases will have an initial capital letter to aid in identifying them as defined terms.

SECTION 1.02 -- DEFINITIONS.

     ACCRUAL SERVICE means the sum of (a) and (b) below:

     (a) The total of an Employee's service with the Employer before January 1, 1989, shall be determined according to the provisions of the Plan in effect on December 31, 1988. Service prior to the date the Plan became subject to the Employee Retirement Income Security Act of 1974 may be disregarded if such service would have been disregarded in accordance with the break in service rules of the Plan as in effect on the day before such date.

     (b) The total of an Employee's Periods of Service on and after January 1, 1989, expressed as whole years and fractional parts of a year (to two decimal places) on the basis that 365 days equal one year. Such total shall be equal to the period from the later of his Employment Commencement Date or January 1, 1989, to the date of determination. This period shall be reduced by (1) any portion of a Period of Service which is excluded and (2) any Period of Severance.

     However, Accrual Service is modified as follows:

     Rule of parity service excluded:

     An Employee's Accrual Service, accumulated before a one-year Period of Severance, shall if be excluded if

     (a)   his Vesting Percentage is zero, and

     (b) his latest period of consecutive one-year Periods of Severance equals or exceeds the greater of (i) five years, or (ii) his prior Accrual Service (disregarding any Accrual Service that was excluded because of a previous period of one-year Periods of Severance).

     Before the first Yearly Date in 1985, (i) above shall be one year.

     Other Service excluded:

     An Employee's service with TIG Reinsurance Company shall not be included as service with the employer.

                        AMEND. NO. 6 PAGE DTD. 1-1-2000

     CONTINGENT ANNUITANT means an individual named by the Participant to receive a lifetime benefit after the Participant's death according to a survivorship life annuity form of distribution.

     CONTRIBUTIONS means Employer Contributions as set out in Article III.

     CONTROLLED GROUP means any group of corporations, trades or businesses of which the Employer is a part that are under common control. A Controlled Group includes any group of corporations, trades or businesses, whether or not incorporated, which is either a parent-subsidiary group, a brother-sister group, or a combined group within the meaning of Code Section 414(b), Code Section 414(c) and regulations thereunder and, for purposes of determining benefit limitations under the BENEFIT LIMITATION SECTION of Article IV, as modified by Code Section 415(h) and, for the purpose of identifying Leased Employees, as modified by Code Section 144(a)(3). The term Controlled Group, as it is used in this Plan, shall be deemed to include the term Affiliated Service Group and any other employer required to be aggregated with the Employer under Code Section 414(o) and the regulations thereunder.

     COST OF LIVING ADJUSTMENT FACTOR means, as of any Adjustment Date, the quotient of (a) divided by (b):

     (a)   The Price Index as of such Adjustment Date.

     (b)   The Price Index as of the last previous Adjustment Date.

     In no event, however, will the Cost of Living Adjustment Factor exceed
1.04.

     DIRECT ROLLOVER means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     DISTRIBUTEE means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

     EARLY RETIREMENT DATE means the first day of any month before a Participant's Normal Retirement Date which the Participant selects for the start of his retirement benefit. This day shall be on or after the date on which he ceases to be an Employee and the date he meets the following requirement(s):

     (a)   He has attained age 55.

     (b) He has completed ten Years of Plan Participation. For this purpose, Years of Plan Participation for individuals who transferred to the Primary Employer from TIG Holdings, Inc. on or before January 1, 2000, years of service with TIG Holdings, Inc. shall be determined as if the Plan was effective for such years of service.

     ELIGIBILITY BREAK IN SERVICE means an Eligibility Computation Period in which an Employee is credited with 500 or fewer Hours-of-Service. An Employee incurs an Eligibility Break in Service on the last day of an Eligibility Computation Period in which he has an Eligibility Break in Service.

                        AMEND. NO. 6 PAGE DTD. 1-1-2000

     PERIOD OF SERVICE means a period of time beginning on an Employee's Employment Commencement Date or Reemployment Commencement Date (whichever applies) and ending on his Severance from Service Date.

     PERIOD OF SEVERANCE means a period of time beginning on an Employee's Severance from Service Date and ending on the date he again performs an Hour-of-Service.

     A one-year Period of Severance means a Period of Severance of 12 consecutive months.

     Solely for purposes of determining whether a one-year Period of Severance has occurred for eligibility or vesting purposes, the 12-consecutive month period beginning on the first anniversary of the first date of a Parental Absence shall not be a one-year Period of Severance.

     PLAN means the defined benefit retirement plan of the Employer set forth in this document, including any later amendments to it.

     PLAN ADMINISTRATOR means the person or persons who administer the Plan. The Plan Administrator is the Committee.

     PLAN YEAR means a period beginning on a Yearly Date and ending on the day before the next Yearly Date.

     PREDECESSOR EMPLOYER means TIG Reinsurance Company.

     PRESENT VALUE means, except for purposes of Article X, the current value of a benefit payable on a specified form and on a specified date. The Present Value of any benefit under the terms of this Plan will be the actuarial equivalent of the benefit payable on the Normal Form. Actuarial equivalence shall be determined on the basis of the mortality rates specified in the definition of Actuarial Equivalent, and either the interest rate(s) specified in the definition of Actuarial Equivalent or the Code Section 417 interest rate(s), whichever produces the greater benefit.

     In addition, the amount of any distribution under the terms of this Plan will be determined in accordance with the preceding paragraph.

     The two preceding paragraphs shall not apply to the extent they would cause the Plan to fail to satisfy the requirements of the BENEFIT LIMITATION SECTION of Article IV.

     The Code Section 417 interest rate(s) are:

     (a) the applicable interest rate if the Present Value of the benefit (using such rate(s)) is not in excess of $25,000; or

     (b) 120 percent of the applicable interest rate if the Present Value of the benefit exceeds $25,000 (as determined under (a) above). In no event shall the Present Value determined under this (b) be less than $25,000.

                        AMEND. NO. 6 PAGE DTD. 1-1-2000

     The applicable interest rate is the interest rate(s) which would be used (as of the Annuity Starting Date) by the Pension Benefit Guaranty Corporation for a trusteed single-employer plan to value a lump sum upon termination of an insufficient trusteed single-employer plan.

     Before March 1, 1992, Present Value is determined in accordance with the provisions of the Plan as in effect on December 31, 1988.

     PRICE INDEX means, as of any Yearly Date, the Consumer Price Index (U.S. city average for all urban consumers, all items) for the fourth month immediately prior to such Yearly Date, as published by the United States Department of Labor.

     PRIMARY EMPLOYER means ODYSSEY AMERICA REINSURANCE CORPORATION.

     QUALIFIED JOINT AND SURVIVOR FORM means, for a Participant who has a spouse, an immediate survivorship life annuity, where the survivorship percentage is 50% and the Contingent Annuitant is the Participant's spouse. A former spouse will be treated as the spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). If a Participant does not have a spouse, the Qualified Joint and Survivorship Form means the Normal Form.

     This Qualified Joint and Survivor Form shall be at least the Actuarial Equivalent of any form of benefit offered under the Plan.

     QUALIFIED PRERETIREMENT SURVIVOR ANNUITY means a straight life annuity payable to the surviving spouse of a Participant who dies before his Annuity Starting Date. Benefits shall be determined as if the Participant had ceased to be an Employee on the date of his death (date he last ceased to be an Employee, if earlier) and survived to the date benefits become payable to the spouse and retired on that date. The monthly benefit payable to the spouse shall be equal to the survivorship percentage of the retirement benefit that would have been payable to the Participant if his Retirement Date had occurred on the date benefits start to the spouse and he had retired under the Qualified Joint and Survivor Form. If the Participant elects a survivorship annuity (where the survivorship percentage is at least 50% and the Contingent Annuitant is the Participant's spouse) and which is at least the Actuarial Equivalent of the Qualified Joint and Survivor Form, then such form shall be treated as the Qualified Joint and Survivor Form for purposes of determining the Qualified Preretirement Survivor Annuity. Such election must be a qualified election according to the provisions of the ELECTION PROCEDURES SECTION of Article VI. A former spouse will be treated as the surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

     REEMPLOYMENT COMMENCEMENT DATE means the date an Employee is first credited with an Hour-of-Service for performing duties following

     (a) an Eligibility or a Vesting Break in Service, whichever applies, for the hours method of crediting service in this Plan, or

     (b) a Period of Severance, for the elapsed time method of crediting service in this Plan.

     REENTRY DATE means the date a former Active Participant reenters the Plan. See the ACTIVE PARTICIPANT SECTION of Article II.

                        AMEND. NO. 6 PAGE DTD. 1-1-2000

                                   ARTICLE II

                                 PARTICIPATION

SECTION 2.01 -- ACTIVE PARTICIPANT.

     (a) An Employee shall first become an Active Participant (begin active participation in the Plan) on the earliest Semi-yearly Date on or after January 1, 1989, on which he is an Eligible Employee and has met all of the eligibility requirements set forth below. This date is his Entry Date.

        (1) He has completed one year of Eligibility Service before his Entry Date.

        (2)   He is age 21 or older.

     Each Employee who was an Active Participant under the Plan on December 31, 1988, shall continue to be an Active Participant if he is still an Eligible Employee on January 1, 1989, and his Entry Date will not change.

     Any Employee formerly employed by TIG Reinsurance Company who meets the eligibility requirements set forth above shall become an Active Participant under this plan on January 1, 2000. This date is his Entry Date.

     If a person has been an Eligible Employee who has met all the eligibility requirements above, but is not an Eligible Employee on the date which would have been his Entry Date, he shall become an Active Participant on the date he again becomes an Eligible Employee. This date is his Entry Date.

     (b) An Inactive Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an Hour-of-Service as an Eligible Employee, provided, however, if such Hour-of-Service occurs on a Reemployment Commencement Date, he will not be eligible to participate in the Plan until the date on which he has completed one year of Eligibility Service after such Reemployment Commencement Date.

     Upon meeting the above requirements, such Inactive Participant shall again become an Active Participant (again begin active participation in the Plan) as of the date he again performed an Hour-of-Service as an Eligible Employee (retroactively if such Hour-of-Service occurred on a Reemployment Commencement
Date). This date is his Reentry Date.

     Upon again becoming an Active Participant, he shall cease to be an Inactive Participant.

     (c) A former Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an Hour-of-Service as an Eligible Employee, provided, however, if such Hour-of-Service occurs on a Reemployment Commencement Date, he will not be eligible to participate in the Plan until the date on which he has completed one year of Eligibility Service after such Reemployment Commencement Date.

     Upon meeting the above requirements, such former Participant shall again become an Active Participant (again begin active participation in the Plan) as of the date he again performed an Hour-of-Service as an Eligible employee (retroactively if such Hour-of-Service occurred on a Reemployment Commencement
Date). This date is his Reentry Date.

                        AMEND. NO. 6 PAGE DTD. 1-1-2000

     (b)   On and after the effective date of termination of Plan pursuant to
           Article VII, no further changes in monthly retirement benefit payments will be made in accordance with this section.

     No portion of a Participant's monthly retirement benefit attributable to the Participant's Accrued Benefit earned after December 31, 1999, shall be adjusted by a Cost of Living Adjustment Factor under this Section 4.07.

                                AMENDMENT NO. 5

                    SKANDIA AMERICA REINSURANCE CORPORATION
                       RESTATED EMPLOYEES RETIREMENT PLAN

     The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

     Effective May 5, 1996,

        by striking the following:

        Page 3................................  Page 23
        Page 5................................  Page 24
        Page 7

        and substituting the following:

        Page 3................................  Page 7
        Page 5................................  Page 23
        Page 5a...............................  Page 24

     Effective May 31, 1996,

        by striking the following:

        Title Page............................
        Page 18...............................

        and substituting the following:

        Title Page............................
        Page 18...............................

     The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

     By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

Signed this 19 day of December, 1997.

ODYSSEY REINSURANCE CORPORATION

By: /s/ Donald L. Smith
    ----------------------------------------------
    Title: General Counsel,
           VP, Corporate Secretary

                         AMEND. NO. 5 PAGE DTD. 5-31-96

                        ODYSSEY REINSURANCE CORPORATION
                       RESTATED EMPLOYEES RETIREMENT PLAN

Defined Benefit Plan 7.7
Restated January 1, 1989

                         AMEND. NO. 5 PAGE DTD. 5-31-96

                               TABLE OF CONTENTS


INTRODUCTION................................................

ARTICLE I FORMAT AND DEFINITIONS............................

Section 1.01 -- Format......................................

Section 1.02 -- Definitions.................................

ARTICLE II PARTICIPATION....................................

Section 2.01 -- Active Participant..........................

Section 2.02 -- Inactive Participant........................

Section 2.03 -- Cessation of Participation..................

ARTICLE III CONTRIBUTIONS...................................

Section 3.01 -- Employer Contributions......................

Section 3.02 -- Investment of Contributions.................

Section 3.02 -- Funding Policy..............................

ARTICLE IV RETIREMENT BENEFITS..............................

Section 4.01 -- Accrued Benefits............................

Section 4.02 -- Disregard of Accrued Benefit................

Section 4.03 -- Benefit Limitation..........................

Section 4.04 -- Amount of Benefit at Retirement.............

Section 4.05 -- Temporary Limitation of Benefits............

Section 4.06 -- Benefits upon Reemployment after Retirement
  Date......................................................

ARTICLE V OTHER BENEFITS....................................

Section 5.01 -- Death Benefits..............................

Section 5.02 -- Vested Benefits.............................

Section 5.03 -- Disability Benefits.........................

                         AMEND. NO. 5 PAGE DTD. 5-31-96

                                  INTRODUCTION

     The Primary Employer previously established a defined benefit retirement plan on October 1, 1970.

     The Primary Employer is of the opinion that the plan should be changed. It believes that the best means to accomplish these changes is to completely restate the plan's terms, provisions and conditions. The restatement, effective January 1, 1989, is set forth in this document and is substituted in lieu of the prior document.

     The provisions of this Plan apply as of the date specified above or such other date as may be specified in this Plan with the following exceptions:

     The provisions included to comply with the technical corrections to the Deficit Reduction Act of 1984 (DEFRA) and the Retirement Equity Act of 1964
(REA) contained in the Tax Reform Act of 1986 (TRA) are effective as if included in the respective laws to which the corrections apply.

     The provisions included to comply with the provisions of the Tax Reform Act of 1986 other than the technical corrections to DEFRA and REA are effective as of the dates specified in the law.

     The provisions included to comply with the provisions of the Omnibus Budge Reconciliation Act of 1986 (OBRA 86) are effective as of the dates specified in the law.

     The provisions included to comply with the provisions of the Omnibus Budget Reconciliation Act of 1987 (OBRA 87) are effective as of the dates specified in the law.

     The provisions included to comply with the final regulations on optional forms of benefit issued July 11, 1988, are effective as of the effective date prescribed by such regulations.

     The provisions included to comply with the final REA regulations issued August 22, 1988, are effective as of the effective date prescribed by such regulations.

     The provisions included to comply with the provisions of the Technical and Miscellaneous Revenue Act of 1988 are effective as of the dates specified by the law.

     The provisions included to comply with the provisions of the Omnibus Budget Reconciliation Act of 1989 (OBRA 89) are effective as of the dates specified in the law.

     The restated plan continues to be for the exclusive benefit of employees of the Employer. All persons covered under the plan on December 31, 1988, shall continue to be covered under the restated plan with no loss of benefits.

     On May 31, 1996, Skandia America Corporation (SAC) sold its 100% ownership in the Company to Fairfax Financial Holdings Limited, a Canadian financial services holding company. Effective July 19, 1996, the Company changed its name to Odyssey Reinsurance Corporation.

                         AMEND. NO. 5 PAGE DTD. 5-31-96

     Skandia Investment Management, Inc. (SIMI) and SAC, wholly owned subsidiaries of Skandia Insurance Company Ltd. (publ), were previously adopting employers under the Plan and participated in the Plan under a written agreement. Effective May 5, 1996, due to a change in the controlled group, SIMI and SAC withdrew as adopting employers. Effective May 6, 1996, SIMI and SAC adopted the Skandia Direct Operations Retirement Plan (the SDOC Plan) for the benefit of their employees.

     As a result, employees of SAC and SIMI were spun-off from the Skandia America Restated Employees Retirement Plan. This plan, now entitled the "Odyssey Reinsurance Corporation Restated Employees Retirement Plan," will now be of the exclusive benefit of employees of Odyssey Reinsurance Corporation. All Employees covered under the plan on May 5, 1996, shall continue to be covered under the plan with no loss of benefits.

     It is intended that the plan, as restated, shall continue to qualify under the Internal Revenue Code of 1986, including any later amendments to the Code.

                                        5a

                         AMEND. NO. 5 PAGE DTD. 5-31-96

Period of Military Duty included:

     A Period of Military Duty shall be included as service with the Employer to the extent it has not already been credited.

     ACCRUED BENEFIT means the amount of monthly retirement benefit on the Normal Form accrued by an Active Participant as of any date. See the ACCRUED BENEFIT SECTION of Article IV.

     ACTIVE PARTICIPANT means an Eligible Employee who is actively participating in the Plan according to the provisions in the ACTIVE PARTICIPANT SECTION of
Article II.

     ACTUARIAL EQUIVALENT means equality in the value of the aggregate amounts expected to be received under different forms of payment based on the rates determined below. The amount of each payment under an optional form shall be determined by multiplying the amount payable on the Normal Form by the ratio of
(a) the purchase rate available under Group Contract GA 69618 for the Normal Form, to (b) the purchase rate available under such Group Contract for the optional form at the time benefits are determined. The benefit from a single sum on an optional form shall be the Actuarial Equivalent of the benefit payable on the Normal Form based on the purchase rates available under such Group Contract. Such purchase rates shall be determined without regard to sex (weighted .65 male and .35 female). This is a variable standard of actuarial equivalence which precludes employer discretion except as provided in the AMENDMENTS SECTION of
Article IX. On and after March 1, 1992, these applicable rates will be determined using the rates of interest and mortality (weighted .65 male and .35 female) used (as of the Annuity Starting Date) by the Pension Benefit Guaranty Corporation for a trusteed single-employer plan, to value a lump sum upon termination of an insufficient trusteed single-employer plan. In the event the basis for determining Actuarial Equivalent is changed, Actuarial Equivalent of the Participant's Accrued Benefit on or after the date of the change shall be determined as the greater of (a) the Actuarial Equivalent of the Accrued Benefit as of the date of the change computed on the old basis, or (b) the Actuarial Equivalent of the total Accrued Benefit computed on the new basis.

     ADJUSTMENT DATE means each Yearly Date on and after October 1, 1981, on which the Price Index has increased by at least 1% from the Price Index on the last preceding Yearly Date as of which monthly retirement benefit payments under this Plan were changed in accordance with the COST OF LIVING ADJUSTMENT SECTION of Article IV (on October 1, 1981, if no prior changes have been made).

     AFFILIATED SERVICE GROUP means any group of corporations, partnerships or other organizations of which the Employer is part and which is affiliated within the meaning of Code Section 414(m) and regulations thereunder. Such a group includes at least two organizations one of which is either a service organization (that is, an organization the principal business of which is performing services), or an organization the principal business of which is performing management functions on a regular and continuing basis. Such service is of a type historically performed by employees. In the case of a management organization, the Affiliated Service Group shall include organizations related, within the meaning of Code Section 144(a)(3), to either the management organization or the organization for which it performs management functions. The term Controlled Group, as it is used in this Plan, shall include the term Affiliated Service Group.

                         AMEND. NO. 5 PAGE DTD. 5-31-96

     The applicable interest rate is the interest rate(s) which would be used (as of the Annuity Starting Date) by the Pension Benefit Guaranty Corporation for a trusteed single-employer plan to value a lump sum upon termination of an insufficient trusteed single-employer plan.

     Before March 1, 1992, Present Value is determined in accordance with the provisions of the Plan as in effect on December 31, 1986.

     PRICE INDEX means, as of any Yearly Date, the Consumer Price Index (U.S. city average for all urban consumers, all items) for the fourth month immediately prior to such Yearly Date, as published by the United States Department of Labor.

     PRIMARY EMPLOYER means ODYSSEY REINSURANCE CORPORATION.

     QUALIFIED JOINT AND SURVIVOR FORM means, for a Participant who has a spouse, an immediate survivorship life annuity, where the survivorship percentage is 50% and the Contingent Annuitant is the Participant's spouse. A former spouse will be treated as the spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). If a Participant does not have a spouse, the Qualified Joint and Survivor Form means the Normal Form.

     This Qualified Joint and Survivor From shall be at least the Actuarial Equivalent of any form of benefit offered under the Plan.

     QUALIFIED PRERETIREMENT SURVIVOR ANNUITY means a straight life annuity payable to the surviving spouse of a Participant who dies before his Annuity Starting Date. Benefits shall be determined as if the Participant had ceased to be an Employee on the date of his death (date he last ceased to be an Employee, if earlier) and survived to the date benefits become payable to the spouse and retired on that date. The monthly benefit payable to the spouse shall be equal to the survivorship percentage of the retirement benefit that would have been payable to the Participant if his Retirement Date had occurred on the date benefits start to the spouse and he had retired under the Qualified Joint and Survivor Form. If the Participant elects a survivorship annuity (where the survivorship percentage is at least 50% and the Contingent Annuitant is the Participant's spouse) and which is at least the Actuarial Equivalent of the Qualified Joint and Survivor Form, then such form shall be treated as the Qualified Joint and Survivor Form for purposes of determining the Qualified Preretirement Survivor Annuity. Such election must be a qualified election according to the provisions of the ELECTION PROCEDURES SECTION of Article VI. A former spouse will be treated as the surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

     REEMPLOYMENT COMMENCEMENT DATE means the date an Employee is first credited with an Hour-of-Service for performing duties following

     (a) An Eligibility or a Vesting Break in Service, whichever applies, for the hours method of crediting service in this Plan, or

     (b) A Period of Severance, for the elapsed time method of crediting service in this Plan.

     REENTRY DATE means the date a former Active Participant reenters the Plan. See the ACTIVE PARTICIPANT SECTION of Article II.

                         AMEND. NO. 5 PAGE DTD. 5-31-96

     There shall be no duplication of benefits for a Participant under this Plan because of more than one period as an Active Participant.

SECTION 2.02 -- INACTIVE PARTICIPANT.

     An Active Participant shall become an inactive Participant (stop accruing benefits under the Plan) on the earliest of the following:

     (a) The date on which he ceases to be an Eligible Employee (on his Retirement Date if he ceases to be an Eligible Employee within one month of his Retirement Date).

     (b)   The effective date of complete termination of the Plan.

     (c)   His Severance from Service Date.

     An Employee or former Employee who was an inactive Participant under the Plan on December 31, 1988, shall continue to be an Inactive Participant on January 1, 1989. Eligibility for any benefits payable to him or on his behalf and the amount of the benefits shall be determined according to the provisions of the prior document, unless otherwise stated in this Plan.

SECTION 2.03 -- CESSATION OF PARTICIPATION.

     A Participant, whether active or inactive, shall cease to be a Participant on the earlier of the following:

     (a)   The date of his death.

     (b) The date he receives a single sum distribution which is in lieu of all of his benefits under the Plan if his Vesting Percentage is 100%.

     An inactive Participant shall also cease to be a Participant on the earliest date on which he is not entitled to a deferred monthly income under the VESTED BENEFITS SECTION of Article V.

                         AMEND. NO. 5 PAGE DTD. 5-31-96

                  (The wording on this page has been deleted.)

                                AMENDMENT NO. 4

                    SKANDIA AMERICA REINSURANCE CORPORATION
                       RESTATED EMPLOYEES RETIREMENT PLAN

     The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

     Effective January 1, 1989,

        by striking the following:

        Page 8................................
        Page 10...............................

        and substituting the following:

        Page 8................................
        Page 10...............................

     The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

     By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

Signed this 19 day of December, 1997.

ODYSSEY REINSURANCE CORPORATION

By: /s/ Donald L. Smith
    ----------------------------------------------
    Title: General Counsel &
           VP Corporate Secretary

                         AMEND. NO. 4 PAGE DTD. 1-1-89

     ANNUITANT means either an Inactive Participant whose Retirement Date has occurred and who is entitled to monthly retirement benefit payments under this Plan, or the Beneficiary, or Contingent Annuitant of such Participant, if any, who is entitled to monthly retirement benefit payments under this Plan as of the result of such Participant's death.

     ANNUITY STARTING DATE means, for a Participant, the first day of the first period for which an amount is payable as an annuity or any other form.

     The Annuity Starting Date for disability benefits shall be the date such benefits commence if the disability benefit is not an auxiliary benefit. An auxiliary benefit is a disability benefit which does not reduce the benefit payable at Normal Retirement Age.

     AVERAGE COMPENSATION means, on any given date, the average of an Employee's Monthly Compensation for those 60 consecutive calendar months (all calendar months, if less than this number) which give the highest average out of the ten latest Years of Participation (all Years of Plan Participation, if less than ten).

     BENEFICIARY means the person or persons named by a Participant to receive any benefits under this Plan upon a Participant's death. See BENEFICIARY SECTION of Article IX.

     CLAIMANT means any person who has made a claim for benefits under this Plan. See the CLAIM AND APPEAL PROCEDURES SECTION of Article VIII.

     CODE means the Internal Revenue Code of 1986, as amended.

     COMMITTEE means Skandia Employee Benefit Administration Committee appointed by the Board of Directors of the Employer to administer the Plan.

     COMPENSATION means, except as modified in this definition, the total earnings paid or made available to an Employee by the Employer during any specified period.

     "Earnings" in this definition means all wages for Federal income tax withholding purposes, as defined under Code Section 3401(a) (for purposes of income tax withholding at the source), disregarding any rules limiting the remuneration included as wages based on the nature or location of the employment or the services performed. Earnings also include all other payments to an Employee in the course of the Employer's trade or business, for which the Employer must furnish the Employee a written statement under Code Sections 6041(d) and 6051(a)(3). The amount reported in the "Wages, Tips and Other Compensation" box on Form W-2 satisfies this definition.

                         AMEND. NO. 4 PAGE DTD. 1-1-89

     CONTINGENT ANNUITANT means an individual named by the Participant to receive a lifetime benefit after the Participant's death according to a survivorship life annuity form of distribution.

     CONTRIBUTIONS means Employer Contributions as set out in Article III.

     CONTROLLED GROUP means any group of corporations, trades or businesses of which the Employer is a part that are under common control. A Controlled Group includes any group of corporations, trades or businesses, whether or not incorporated, which is either a parent-subsidiary group, a brother-sister group, or a combined group within the meaning of Code Section 414(b), Code Section 414(c) and regulations thereunder and, for purposes of determining the benefit limitations under the BENEFIT LIMITATION SECTION of Article IV, as modified by Code Section 415(h) and, for the purpose of identifying Leased Employees, as modified by Code Section 144(a)(3). The term Controlled Group, as it is used in this Plan, shall be deemed to include the term Affiliated Service Group and any other employer required to be aggregated with the Employer under Code Section 414(o) and the regulations thereunder.

     COST OF LIVING ADJUSTMENT FACTOR means, as of any Adjustment Date, the quotient of (a) divided by (b):

     (a)   The Price Index as of such Adjustment Date.

     (b)   The Price Index as of the last previous Adjustment Date.

     In no event, however, will the Cost of Living Adjustment Factor exceed
1.04.

     DIRECT ROLLOVER means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     DISTRIBUTEE means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

     EARLY RETIREMENT DATE means the first day of any month before a Participant's Normal Retirement Date which the Participant selects for the start of his retirement benefit. This day shall be on or after the date on which he ceases to be an Employee and the date he meets the following requirement(s):

     (a)   He has attained age 58.

     (b)   He has completed ten Years of Plan Participation.

     ELIGIBILITY BREAK IN SERVICE means an Eligibility Computation Period in which an Employee is credited with 500 or fewer Hours-of-Service. An Employee incurs an Eligibility Break in Service on the last day of an Eligibility Computation Period in which he has an Eligibility Break in Service.

                                AMENDMENT NO. 3

                    SKANDIA AMERICA REINSURANCE CORPORATION
                       RESTATED EMPLOYEE RETIREMENT PLAN

1.    The following is added to the definition of "ACCRUAL OF SERVICE" in
      Section 1.02, effective as of the date hereof:

        In addition, in the case of a Participant who is not an employee of the Principal Employer, Accrued Service shall not include any Period of Service after May 5, 1996.

2. Section 2.04 -- ADOPTING EMPLOYERS -- SINGLE PLAN is amended by deleting Skandia Investment Management, Inc. and Skandia America Corporation, and the dates associated therewith, from the table at the end thereof, effective as of the closing date of the sale of shares of Skandia America Reinsurance Corporation to Fairfax Financial Holdings Limited.

                                             SKANDIA AMERICA REINSURANCE
                                             CORPORATION

                                             By: /s/  Thomas M. Tobin

Dated: April 18, 1996

                                AMENDMENT NO. 2

                    SKANDIA AMERICA REINSURANCE CORPORATION
                       RESTATED EMPLOYEES RETIREMENT PLAN

     The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

     Effective January 1, 1995,

        by striking the following:

        Page 23...............................
        Page 24...............................

        and substituting the following:

        Page 23...............................
        Page 24...............................

     The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

     By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

Signed this 19th day of April, 1996.

SKANDIA AMERICA REINSURANCE CORPORATION

By: /s/ Thomas M. Tobin
    ----------------------------------------------
    Title: Sr. Vice President, General Counsel
           and Corporate Secretary

                         AMEND. NO. 2 PAGE DTD. 1-1-95

     There shall be no duplication of benefits for a Participant under this Plan because of more than one period as an Active Participant.

SECTION 2.02 -- INACTIVE PARTICIPANT.

     An Active Participant shall become an Inactive Participant (stop accruing benefits under the Plan) on the earliest of the following:

     (a) The date on which he ceases to be an Eligible Employee (on his Retirement Date if he ceases to be an Eligible Employee within one month of his Retirement Date).

     (b)   The effective date of complete termination of the Plan.

     (c)   His Severance from Service Date.

     An Employee or former Employee who was an Inactive Participant under the Plan on December 31, 1988, shall continue to be an Inactive Participant on January 1, 1989. Eligibility for any benefits payable to him or on his behalf and the amount of the benefits shall be determined according to the provisions of the prior document, unless otherwise stated in this Plan.

SECTION 2.03 -- CESSATION OF PARTICIPATION.

     A Participant, whether active or inactive, shall cease to be a Participant on the earlier of the following:

     (a)   The date of his death.

     (b) The date he receives a single sum distribution which is in lieu of all of his benefits under the Plan if his Vesting Percentage is 100%.

     An inactive Participant shall also cease to be a Participant on the earliest date on which he is not entitled to a deferred monthly income under the VESTED BENEFITS SECTION of Article V.

SECTION 2.04 -- ADOPTING EMPLOYERS -- SINGLE PLAN.

     Each of the employers controlled by or affiliated with the Employer and listed below is an Adopting Employer. Each Adopting Employer listed below participates with the Employer in this Plan. An Adopting Employer's agreement to participate in this Plan shall be in writing. An Adopting Employer has no rights or privileges under this Plan.

     If the Adopting Employer did not maintain its plan before its date of adoption specified below, its date of adoption shall be the Entry Date of any of its employees who have met the requirements in the ACTIVE PARTICIPANT SECTION of
Article II as of that date. Credit for purposes of eligibility and vesting shall be given for service with the Adopting Employer prior to the date of adoption as required by applicable law. No credit for purposes of benefit accrual shall be given for service with the Adopting Employer prior to such date of adoption except in the case of a transfer of employment as set forth below. Service with and earnings from an Adopting Employer shall be included as service with and earnings from the Employer. Transfer of employment, without interruption, between an Adopting Employer and another Adopting Employer or the Employer shall not be considered an interruption of service.

                         AMEND. NO. 2 PAGE DTD. 1-1-95

     Contributions made by an Adopting Employer shall be treated as Contributions made by the Employer.

     An employer shall not be an Adopting Employer if it ceases to be controlled by or affiliated with the Employer. Such an employer may continue a retirement plan for its employees in the form of a separate document. This Plan shall be amended to delete a former Adopting Employer from the list below.

     If an employer ceases to be an Adopting Employer and does not continue a retirement plan for the benefit of its employees, partial termination may result and the provisions of Article VII apply.

                               ADOPTING EMPLOYERS

NAME                                                          FISCAL YEAR END   DATE OF ADOPTION
----                                                          ---------------   -----------------
SKANDIA INVESTMENT MANAGEMENT, INC..........................    December 31     December 31, 1990
SKANDIA AMERICA CORPORATION.................................    December 31       January 1, 1998

                                AMENDMENT NO. 1

                    SKANDIA AMERICA REINSURANCE CORPORATION
                       RESTATED EMPLOYEES RETIREMENT PLAN

     The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

     Effective January 1, 1995,

        by striking the following:

        Page 43...............................
        Page 52...............................

        and substituting the following:

        Page 43................................
        Page 43a...............................
        Page 52................................

     The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

     By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

Signed this 11th day of April, 1995.

SKANDIA AMERICA REINSURANCE CORPORATION

By: /s/ Thomas M. Tobin
    ----------------------------------------------
    Sr. VP, Gen. Counsel & Corp. Sec.

                         AMEND. NO. 1 PAGE DTD. 1-1-95

                                   ARTICLE V

                                 OTHER BENEFITS

SECTION 5.01 -- DEATH BENEFITS.

     The provisions of this section apply on or after August 23, 1984. These provisions shall also apply to an inactive Participant who became inactive before August 23, 1984. The provisions of the Plan as in effect on the day before the TEFRA Compliance Date shall apply before such date.

     If a Participant dies before his Annuity Starting Date, death benefits shall be determined under subsections (a) and (b) below. The distribution of death benefits shall be subject to the distribution of benefits provisions of
Article VI and the provisions of the SMALL AMOUNTS SECTION of Article IX.

     (a)   Qualified Preretirement Survivor Annuity:

        A Qualified Preretirement Survivor Annuity shall be payable if the following requirements are met:

        (1)   The Participant is survived by a spouse on the date he dies.

        (2) The Participant's Vesting Percentage on the date of his death was greater than zero.

     If the requirements above are met on the date the Participant dies, a Qualified Preretirement Survivor Annuity shall be payable. The spouse may elect to start benefits on any first day of the month on or after the earliest date retirement benefits could have been paid to the Participant if he had ceased to be an Employee on the date of his death and survived to retire. Benefits must start by the date the Participant would have been age 70 1/2. If the spouse dies before the Qualified Preretirement Survivor Annuity starts, no death benefits are payable.

     (b)   Beneficiary survivor annuity death benefit:

        A Beneficiary survivor annuity death benefit shall be payable if the following requirements are met:

        1. The Participant is not survived by a spouse who meets the requirements above for a Qualified Preretirement Survivor Annuity.

        2. The Participant's Vesting Percentage on the date of his death was greater than zero.

        3.    The Participant is survived by a designated Beneficiary.

     If the requirements above are met on the date the Participant dies, a Beneficiary survivor annuity death benefit shall be payable. The survivor annuity death benefit shall be equal to the amount of the benefit payable under the 50% joint and survivor annuity with his Beneficiary as his Contingent Annuitant. The Beneficiary may elect to start benefits on any first day of the month on or after the earliest date retirement benefits could have been paid to the Participant if he had ceased to be an Employee on the date of his death and survived to retire. Benefits must start by the date the Participant would have been age 70 1/2. If the Beneficiary dies before this death benefit starts, no death benefits are payable.

                         AMEND. NO. 1 PAGE DTD. 1-1-95

     (c)   Single-sum death benefit:

     There are no single-sum death benefits payable under this Plan before Annuity Start Date.

     If a Participant dies on or after his Normal Retirement Date and before his Annuity Start Date and such Participant is survived by a spouse to whom he was continuously married throughout the one-year period ending on the date of his death, the death benefit shall be payable in like manner as provided under (a),
(b) and (c) above.

     Any death benefit after Annuity Start Date will be determined by the form of retirement benefit in effect on a Participant's Annuity Start Date.

SECTION 5.02 -- VESTED BENEFITS.

     A Participant who becomes an Inactive Participant before retirement or death (and, if applicable, before the date a disability payment begins under the DISABILITY BENEFITS SECTION of Article V) will be entitled to one of the following vested benefits whichever is applicable. Any distribution of vested benefits shall be a

                         AMEND. NO. 1 PAGE DTD. 1-1-95

distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

     (3) For purposes of (2) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of (2) above, with the exception of (iii) therein, shall be applied as if the surviving spouse were the Participant.

     (4) For purposes of this (b), any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of maturity.

     (5) For the purpose of this (h), distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if (3) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to (2) above). If distribution in the form of an annuity described in (g) above irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

                                       43b

SECTION 6.04 -- ELECTION PROCEDURES.

     The Participant or spouse shall make any election under this section in writing. The Plan Administrator may require such individual to complete and sign any necessary documents as to the provisions to be made. Any election permitted under (a) and (b) below shall be subject to the qualified election provisions of
(c) below.

     (a) Retirement Benefits. A Participant may elect his Beneficiary or Contingent Annuitant and may elect to have retirement benefits distributed under any of the optional forms of retirement benefit described in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI.

     (b) In lieu of the Qualified Preretirement Survivor Annuity or the Beneficiary survivor annuity death benefit described in the DEATH BENEFITS SECTION of Article V, the spouse or Beneficiary may, for his own benefit, waive the Qualified Preretirement Survivor Annuity or the Beneficiary survivor annuity by electing to have the benefit distributed under any of the optional forms of death benefit described in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI.

     (c) Qualified Election. The Participant, Beneficiary, or spouse may make an election at any time during the election period. The Participant, Beneficiary, or spouse may revoke the election made (or make a new election) at any time during the election period. An election is effective only if it meets the consent requirements below.

     The election period as to retirement benefits is the 90-day period ending on the Annuity Starting Date. An election to waive the Qualified Joint and Survivor Form may not be made by the Participant before the date he is provided with the notice of the ability to waive the Qualified Joint and Survivor Form.

     The spouse's election period begins on the date the Participant dies and ends on the date benefits begin.

                          SKANDIA AMERICA REINSURANCE

                         CORPORATION RESTATED EMPLOYEES

                                RETIREMENT PLAN

Defined Benefit Plan 7.7
Restated January 1, 1989

        CHANGE TO COMPLY WITH SECTION 401(a)(17) OF THE INTERNAL REVENUE CODE AS AMENDED BY THE OMNIBUS BUDGET RECONCILIATION ACT OF 1993
          BY ADOPTION OF MODEL AMENDMENT PURSUANT TO REV. PROC. 94-13

The Plan described below gives the undersigned the right to amend or change it at any time. According to that right, the Plan is changed by adopting the Model Amendment set forth below, effective as of the first day of the Plan Year beginning on and after January 1, 1994.

ARTICLE I: The following is added to the definition of COMPENSATION:

In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on and after January 1, 1994, the annual compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

ARTICLE IV: The following is added to the Minimum Accrued Benefit under the ACCRUED BENEFITS SECTION of Article IV:

Notwithstanding any other provision in the Plan, if the Plan does not apply one of the fresh start formulas in section 1.401(a)(4)-13(c)(4) of the regulations to determine the accrued benefit of each employee under the Plan on the last day of the last Plan Year beginning before January 1, 1994, each section 401(a)(17) employee's accrued benefit under this Plan will be the greater of:

(a) the employee's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations, or

(b) the employee's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee's total years of service taken into account under the Plan for purposes of benefit accruals.

A section 401(a)(17) employee means an employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

Executed this 22nd day of December, 1994.

For the EMPLOYER

By: /s/
----------------------------------------------

Title: President and Chief Operating Officer
Option 1

                                                           Funded under GA 69618

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    5
ARTICLE I FORMAT AND DEFINITIONS............................    6
Section 1.01 Format.........................................    6
Section 1.02 Definitions....................................    6
ARTICLE II PARTICIPATION....................................   22
Section 2.01 Active Participant.............................   22
Section 2.02 Inactive Participant...........................   23
Section 2.03 Cessation of Participation.....................   23
Section 2.04 Adopting Employers -- Single Plan..............   23
ARTICLE III CONTRIBUTIONS...................................   25
Section 3.01 Employer Contributions.........................   25
Section 3.02 Investment of Contributions....................   25
Section 3.03 Funding Policy.................................   25
ARTICLE IV RETIREMENT BENEFITS..............................   26
Section 4.01 Accrued Benefit................................   26
Section 4.02 Disregard of Accrued Benefit...................   26
Section 4.03 Benefit Limitation.............................   27
Section 4.04 Amount of Benefit at Retirement................   36
Section 4.05 Temporary Limitation of Benefits...............   37
Section 4.06 Benefits upon Reemployment after Retirement
  Date......................................................   41
Section 4.07 Cost of Living Adjustment......................   41
ARTICLE V OTHER BENEFITS....................................   43
Section 5.01 Death Benefits.................................   43
Section 5.02 Vested Benefits................................   43
Section 5.03 Disability Benefits............................   45

                                                              PAGE
                                                              ----
ARTICLE VI WHEN BENEFITS START AND DISTRIBUTION OF
  BENEFITS..................................................   46
Section 6.01 When Benefits Start............................   46
Section 6.02 Automatic Forms of Distribution................   47
Section 6.03 Optional Forms of Distribution and Distribution
  Requirements..............................................   47
Section 6.04 Election Procedures............................   52
Section 6.05 Notice Requirements............................   53
Section 6.06 Transitional Rules.............................   54
ARTICLE VII TERMINATION OF PLAN.............................   55
ARTICLE VIII ADMINISTRATION OF PLAN.........................   56
Section 8.01 Administration.................................   56
Section 8.02 Records........................................   56
Section 8.03 Information Available..........................   56
Section 8.04 Claim and Appeal Procedures....................   57
Section 8.05 Delegation of Authority........................   57
ARTICLE IX GENERAL PROVISIONS...............................   58
Section 9.01 Amendments.....................................   58
Section 9.02 Direct Rollovers...............................   59
Section 9.03 Mergers and Direct Transfers...................   59
Section 9.04 Provisions Relating to the Insurer.............   60
Section 9.05 Employment Status..............................   60
Section 9.06 Rights to Plan Assets..........................   60
Section 9.07 Beneficiary....................................   60
Section 9.08 Nonalienation of Benefits......................   61
Section 9.09 Construction...................................   61
Section 9.10 Legal Actions..................................   61
Section 9.11 Small Amounts..................................   61
Section 9.12 Word Usage.....................................   62
Section 9.13 Transfers Between Plans........................   62
ARTICLE X TOP-HEAVY PLAN REQUIREMENTS.......................   64
Section 10.01 Application...................................   64
Section 10.02 Definitions...................................   64
Section 10.03 Modification of Vesting Requirements..........   68
Section 10.04 Modification of Accrued Benefit...............   69
Section 10.05 Modification of Benefit Limitation............   70
PLAN EXECUTION..............................................   74

                                  INTRODUCTION

     The Primary Employer previously established a defined benefit retirement plan on October 1, 1970.

     The Primary Employer is of the opinion that the plan should be changed. It believes that the best means to accomplish these changes is to completely restate the plan's terms, provisions and conditions. The restatement, effective January 1, 1989, is set forth in this document and is substituted in lieu of the prior document.

     The provisions of this Plan apply as of the date specified above or such other date as may be specified in this Plan with the following exceptions:

     The provisions included to comply with the technical corrections to the Deficit Reduction Act of 1984 (DEFRA) and the Retirement Equity Act of 1984
(REA) contained in the Tax Reform Act of 1986 (TRA) are effective as if included in the respective laws to which the corrections apply.

     The provisions included to comply with the provisions of the Tax Reform Act of 1986 other than the technical corrections to DEFRA and REA are effective as of the dates specified in the law.

     The provisions included to comply with the provisions of the Omnibus Budget Reconciliation Act of 1986 (OBRA 86) are effective as of the dates specified in the law.

     The provisions included to comply with the provisions of the Omnibus Budget Reconciliation Act of 1987 (OBRA 87) are effective as of the dates specified in the law.

     The provisions included to comply with the final regulations on optional forms of benefit issued July 11, 1988, are effective as of the effective date prescribed by such regulations.

     The provisions included to comply with the final REA regulations issued August 22, 1988, are effective as of the effective date prescribed by such regulations.

     The provisions included to comply with the provisions of the Technical and Miscellaneous Revenue Act of 1988 are effective as of the dates specified in the law.

     The provisions included to comply with the provisions of the Omnibus Budget Reconciliation Act of 1989 (OBRA 89) are effective as of the dates specified in the law.

     The restated plan continues to be for the exclusive benefit of employees of the Employer. All persons covered under the plan on December 31, 1988, shall continue to be covered under the restated plan with no loss of benefits.

     It is intended that the plan, as restated, shall continue to qualify under the Internal Revenue Code of 1986, including any later amendments to the Code.

                                   ARTICLE I
                             FORMAT AND DEFINITIONS

SECTION 1.01 -- FORMAT.

     Words and phrases defined in the DEFINITIONS SECTION of Article I shall have that defined meaning when used in this Plan, unless the context clearly indicates otherwise.

     These words and phrases will have an initial capital letter to aid in identifying them as defined terms.

SECTION 1.02 -- DEFINITIONS.

     ACCRUAL SERVICE means the sum of (a) and (b) below:

     (a) The total of an Employee's service with the Employer before January 1, 1989, shall be determined according to the provisions of the Plan in effect on December 31, 1988. Service prior to the date the Plan became subject to the Employee Retirement Income Security Act of 1974 may be disregarded if such service would have been disregarded in accordance with the break in service rules of the Plan as in effect on the day before such date.

     (b) The total of an Employee's Periods of Service on and after January 1, 1989, expressed as whole years and fractional parts of a year (to two decimal places) on the basis that 365 days equal one year. Such total shall be equal to the period from the later of his Employment Commencement Date or January 1, 1989, to the date of determination. This period shall be reduced by (1) any portion of a Period of Service which is excluded and (2) any Period of Severance.

     However, Accrual Service is modified as follows:

     Rule of parity service excluded:

     An Employee's Accrual Service, accumulated before a one-year Period of Severance, shall if be excluded if

     (a)   his Vesting Percentage is zero, and

     (b) his latest period of consecutive one-year Periods of Severance equals or exceeds the greater of (i) five years, or (ii) his prior Accrual Service (disregarding any Accrual Service that was excluded because of a previous period of one-year Periods of Severance).

     Before the first Yearly Date in 1985, (i) above shall be one year.

     Period of Military Duty included:

     A Period of Military Duty shall be included as service with the Employer to the extent it has not already been credited.

     ACCRUED BENEFIT means the amount of monthly retirement benefit on the Normal Form accrued by an Active Participant as of any date. See the ACCRUED BENEFIT SECTION of Article IV.

     ACTIVE PARTICIPANT means an Eligible Employee who is actively participating in the Plan according to the provisions in the ACTIVE PARTICIPANT SECTION of
Article II.

     ACTUARIAL EQUIVALENT means equality in the value of the aggregate amounts expected to be received under different forms of payment based on the rates determined below. The amount of each payment under an optional form shall be determined by multiplying the amount payable on the Normal Form by the ratio of
(a) the purchase rate available under Group Contract GA 69618 for the Normal Form, to (b) the purchase rate available under such Group Contract for the optional form at the time benefits are determined. The benefit from a single sum on an optional form shall be the Actuarial Equivalent of the benefit payable on the Normal Form based on the purchase rates available under such Group Contract. Such purchase rates shall be determined without regard to sex (weighted .65 male and .35 female). This is a variable standard of actuarial equivalence which precludes employer discretion except as provided in the AMENDMENTS SECTION of
Article IX. On and after March 1, 1992, these applicable rates will be determined using the rates of interest and mortality (weighted .65 male and .35 female) used (as of the Annuity Starting Date) by the Pension Benefit Guaranty Corporation for a trusteed single-employer plan to value a lump sum upon termination of an insufficient trusteed single-employer plan. In the event the basis for determining Actuarial Equivalent is changed, Actuarial Equivalent of the Participant's Accrued Benefit on and after the date of the change shall be determined as the greater of (a) the Actuarial Equivalent of the Accrued Benefit as of the date of the change computed on the old basis, or (b) the Actuarial Equivalent of the total Accrued Benefit computed on the new basis.

     ADJUSTMENT DATE means each Yearly Date on and after October 1, 1981, on which the Price Index has increased by at least 1% from the Price Index on the last preceding Yearly Date as of which monthly retirement benefit payments under this Plan were changed in accordance with the COST OF LIVING ADJUSTMENT SECTION of Article IV (on October 1, 1981, if no prior changes have been made).

     ADOPTING EMPLOYER means an employer controlled by or affiliated with the Employer and listed in the ADOPTING EMPLOYERS -- SINGLE PLAN SECTION of Article II.

     AFFILIATED SERVICE GROUP means any group of corporations, partnerships or other organizations of which the Employer is part and which is affiliated within the meaning of Code Section 414(m) and regulations thereunder. Such a group includes at least two organizations one of which is either a service organization (that is, an organization the principal business of which is performing services), or an organization the principal business of which is performing management functions on a regular and continuing basis. Such service is of a type historically performed by employees. In the case of a management organization, the Affiliated Service Group shall include organizations related, within the meaning of Code Section 144(a)(3), to either the management organization or the organization for which it performs management functions. The term Controlled Group, as it is used in this Plan, shall include the term Affiliated Service Group.

     ANNUITANT means either an Inactive Participant whose Retirement Date has occurred and who is entitled to monthly retirement benefit payments under this Plan, or the Beneficiary, or Contingent Annuitant of such Participant, if any, who is entitled to monthly retirement benefit payments under this Plan as of the result of such Participant's death.

     ANNUITY STARTING DATE means, for a Participant, the first day of the first period for which an amount is payable as an annuity or any other form.

     The Annuity Starting Date for disability benefits shall be the date such benefits commence if the disability benefit is not an auxiliary benefit. An auxiliary benefit is a disability benefit which does not reduce the benefit payable at Normal Retirement Age.

     AVERAGE COMPENSATION means, on any given date, the average of an Employee's Monthly Compensation for those 60 consecutive calendar months (all calendar months, if less than this number) which give the highest average out of the ten latest Years of Participation (all Years of Plan Participation, if less than ten).

     In computing Average Compensation on any given date before the first Yearly Date in 1994, the Plan will include only Compensation Years ending before such given date. In computing Average Compensation on any given date on or after the first Yearly Date in 1994, the Plan will exclude Compensation Years in which the Employee terminates employment with the Employer.

     BENEFICIARY means the person or persons named by a Participant to receive any benefits under this Plan upon the Participant's death. See the BENEFICIARY SECTION of Article IX.

     CLAIMANT means any person who has made a claim for benefits under this Plan. See the CLAIM AND APPEAL PROCEDURES SECTION of Article VIII.

     CODE means the Internal Revenue Code of 1986, as amended.

     COMMITTEE means Skandia Employee Benefit Administration Committee appointed by the Board of Directors of the Employer to administer the Plan.

     COMPENSATION means, except as modified in this definition, the total earnings paid or made available to an Employee by the Employer during any specified period.

     "Earnings" in this definition means all wages for Federal income tax withholding purposes, as defined under Code Section 3401(a) (for purposes of income tax withholding at the source), disregarding any rules limiting the remuneration included as wages based on the nature or location of the employment or the services performed. Earnings also include all other payments to an Employee in the course of the Employer's trade or business, for which the Employer must furnish the Employee a written statement under Code Sections 6041(d) and 6051(a)(3). The amount reported in the "Wages, Tips and Other Compensation" box on Form W-2 satisfies this definition.

     Compensation shall exclude the following:

       bonuses
       commissions
       overtime pay
       other special compensation

     Compensation shall also include elective contributions. Elective contributions are amounts excludable from the Employee's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee pension, cafeteria plan or tax-sheltered annuity. Elective contributions also include Compensation deferred under a Code Section 457 plan maintained by the Employer and Employee contributions "picked up" by a governmental entity and, pursuant to Code Section 414(h)(2), treated as Employer contributions.

     For years beginning after December 31, 1988, and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any year shall not exceed $200,000. For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any year shall not exceed $150,000.

     The $200,000 limit shall be adjusted by the Secretary at the same time and in the same manner as under Code Section 415(d). The $150,000 limit shall be adjusted by the Commissioner for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which pay is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     In determining the Compensation of a Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted applicable annual compensation limitation is exceeded, then (except for purposes of determining the portion of Compensation up to the integration level if this Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this definition prior to the application of this limitation.

     If Compensation for any prior period is taken into account in determining a Participant's contributions or benefits for the current period, the Compensation for such prior year is subject to the applicable annual compensation limit in effect for that prior year. For this purpose, for years beginning before January 1, 1990, the applicable annual compensation limit is $200,000. For years beginning on and after January 1, 1994, the annual compensation limit is $150,000.

     Compensation means, for an Employee who is a Leased Employee, the Employee's Compensation for the services he performs for the Employer, determined in the same manner as the Compensation of Employees who are not Leased Employees, regardless of whether such Compensation would be received directly from the Employer or from the leasing organization.

     COMPENSATION YEAR means a one-year period ending on December 31. Before the first Yearly Date in 1994, Compensation Year means a one-year period ending on the December 31 immediately before an Employee's Entry Date and ending on the same date of each following year on which he is an Active Participant.

     CONTINGENT ANNUITANT means an individual named by the Participant to receive a lifetime benefit after the Participant's death according to a survivorship life annuity form of distribution.

     CONTRIBUTIONS means Employer Contributions as set out in Article III.

     CONTROLLED GROUP means any group of corporations, trades or businesses of which the Employer is a part that are under common control. A Controlled Group includes any group of corporations, trades or businesses, whether or not incorporated, which is either a parent-subsidiary group, a brother-sister group, or a combined group within the meaning of Code Section 414(b), Code Section 414(c) and regulations thereunder and, for purposes of determining benefit limitations under the BENEFIT LIMITATION SECTION of Article IV, as modified by Code Section 415(h) and, for the purpose of identifying Leased Employees, as modified by Code Section 144(a)(3). The term Controlled Group, as it is used in this Plan, shall be deemed to include the term Affiliated Service Group and any other employer required to be aggregated with the Employer under Code Section 414(o) and the regulations thereunder.

     COST OF LIVING ADJUSTMENT FACTOR means, as of any Adjustment Date, the quotient of (a) divided by (b):

     (a)   The Price Index as of such Adjustment Date.

     (b)   The Price Index as of the last previous Adjustment Date.

     In no event, however, will the Cost of Living Adjustment Factor exceed
1.04.

     DIRECT ROLLOVER means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     DISTRIBUTEE means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

     EARLY RETIREMENT DATE means the first day of any month before a Participant's Normal Retirement Date which the Participant selects for the start of his retirement benefit. This day shall be on or after the date on which he ceases to be an Employee and the date he meets the following requirement(s):

     (a)   He has attained age 55.

     (b)   He has completed ten Years of Plan Participation.

     ELIGIBILITY BREAK IN SERVICE means an Eligibility Computation Period in which an Employee is credited with 500 or fewer Hours-of-Service. An Employee incurs an Eligibility Break in Service on the last day of an Eligibility Computation Period in which he has an Eligibility Break in Service.

     ELIGIBILITY COMPUTATION PERIOD means a 12-consecutive month period. The first Eligibility Computation Period begins on an Employee's Employment Commencement Date. Later Eligibility Computation Periods begin on anniversaries of his Employment Commencement Date.

     To determine an Eligibility Computation Period after an Eligibility Break in Service, the Plan shall use the 12-consecutive month period beginning on an Employee's Reemployment Commencement Date as if his Reemployment Commencement Date were his Employment Commencement Date.

     ELIGIBILITY SERVICE means one year of service for each Eligibility Computation Period that has ended and in which an Employee is credited with at least 1,000 Hours-of-Service.

     However, Eligibility Service is modified as follows:

     Predecessor Employer service included:

     An Employee's service with a Predecessor Employer shall be included as service with the Employer. This service includes service performed while a proprietor or partner.

     Period of Military Duty included:

     A Period of Military Duty shall be included as service with the Employer to the extent it has not already been credited. For purposes of crediting Hours-of-Service during the Period of Military Duty, an Hour-of-Service shall be credited (without regard to the 501 Hour-of-Service limitation) for each hour an Employee would normally have been scheduled to work for the Employer during such period.

     Controlled Group service included:

     An Employee's service with a member firm of a Controlled Group while both that firm and the Employer were members of the Controlled Group shall be included as service with the Employer.

     ELIGIBLE EMPLOYEE means any Employee of the Employer.

     ELIGIBLE RETIREMENT PLAN means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code
Section 408(b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution.

     However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     ELIGIBLE ROLLOVER DISTRIBUTION means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

     (a) Any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more.

     (b) Any distribution to the extent such distribution is required under Code Section 401(a)(9).

     (c) The portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     EMPLOYEE means an individual who is employed by the Employer or any other employer required to be aggregated with the Employer under Code Sections 414(b),
(c), (m) or (o). A Controlled Group member is required to be aggregated with the Employer.

     The term Employee shall also include any Leased Employee deemed to be an employee of any employer described in the preceding paragraph as provided in Code Sections 414(n) or 414(o).

     EMPLOYER means the Primary Employer. This will also include any successor corporation or firm of the Employer which shall, by written agreement, assume the obligations of this Plan or any predecessor corporation or firm of the Employer (absorbed by the Employer, or of which the Employer was once a part) which became a predecessor because of a change of name, merger, purchase of stock or purchase of assets and which maintained this Plan.

     EMPLOYER CONTRIBUTIONS means contributions made by the Employer to fund this Plan. See the EMPLOYER CONTRIBUTIONS SECTION of Article III.

     EMPLOYMENT COMMENCEMENT DATE means the date an Employee first performs an Hour-of-Service.

     ENTRY DATE means the date an Employee first enters the Plan as an Active Participant. See the ACTIVE PARTICIPANT SECTION of Article II.

     ERISA means the Employee Retirement Income Security Act of 1974, as amended.

     FISCAL YEAR means the Primary Employer's taxable year. The last day of the Fiscal Year is December 31.

     GROUP CONTRACT means the group annuity contract or contracts into which the Primary Employer enters with the Insurer for the investment of Contributions and the payment of benefits under this Plan. The term Group Contract as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

     HIGHLY COMPENSATED EMPLOYEE means a highly compensated active Employee or a highly compensated former Employee.

     A highly compensated active Employee means any Employee who performs service for the Employer during the determination year and who, during the look-back year:

     (a) received compensation from the Employer in excess of $75,000 (as adjusted pursuant to Code Section 415(d));

     (b) received compensation from the Employer in excess of $50,000 (as adjusted pursuant to Code Section 415(d)) and was a member of the top-paid group for such year; or

     (c) was an officer of the Employer and received compensation during such year that is greater than 50 percent of the dollar limitation in effect under Code Section 4151(b)(1)(A).

     The term Highly Compensated Employee also means:

     (d) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most compensation from the Employer during the determination year; and

     (e) Employees who are 5 percent owners at any time during the look-back year or determination year.

     If no officer has satisfied the compensation requirement of (c) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

     For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

     A highly compensated former Employee means any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

     If an Employee is, during a determination year or look-back year, a family member of either a 5 percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the 5 percent owner or top-ten highly compensated Employee shall be aggregated. In such case, the family member and 5 percent owner or top-ten highly compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and 5 percent owner or top-ten highly compensated Employee. For purposes of this definition, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

     The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 Employees, the number of Employees treated as officers and the compensation that is considered, will be made in accordance with Code Section 414(q) and the regulations thereunder.

     HOUR-OF-SERVICE means, for the elapsed time method of crediting service in this Plan, each hour for which an Employee is paid, or entitled to payment, for performing duties for the Employer. Hour-of-Service means, for the hours method of crediting service in this Plan, the following:

     (a) Each hour for which an Employee is paid, or entitled to payment, for performing duties for the Employer during the applicable computation period.

     (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer because of a period of time in which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding provisions of this subparagraph (b), no credit will be given to the Employee

        (1) for more than 501 Hours-of-Service under this subparagraph (b) because of any single continuous period in which the Employee performs no duties (whether or not such period occurs in a single computation period); or

        (2) for an Hour-of-Service for which the Employee is directly or indirectly paid, or entitled to payment, because of a period in which no duties are performed if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's or workmen's compensation, or unemployment compensation or disability insurance laws; or

        (3) for an Hour-of-Service for a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

        For purposes of this subparagraph (b), a payment shall be deemed to be made by, or due from the Employer, regardless of whether such payment is made by, or due from the Employer, directly or indirectly through, among others, a trust fund or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate.

     (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours-of-Service shall not be credited both under subparagraph (a) or subparagraph (b) above (as the case may be) and under this subparagraph (c). Crediting of Hours-of-Service for back pay awarded or agreed to with respect to periods described in subparagraph (b) above will be subject to the limitations set forth in that subparagraph.

     The crediting of Hours-of-Service above shall be applied under the rules of paragraphs (b) and (c) of the Department of Labor Regulation 2530.200b-2 (including any interpretations or opinions implementing said rules); which rules, by this reference, are specifically incorporated in full within this Plan. The reference to paragraph (b) applies to the special rule for determining Hours-of-Service for reasons other than the performance of duties such as payments calculated (or not calculated) on the basis of units of time and the rule against double credit. The reference to paragraph (c) applies to the crediting of Hours-of-Service to computation periods.

     Hours-of-Service shall be credited for employment with any other employer required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o) and the regulations thereunder for purposes of eligibility and vesting. Hours-of-Service shall also be credited for any individual who is considered an employee for purposes of this Plan pursuant to Code Section 414(n) or Code
Section 414(o) and the regulations thereunder.

     Solely for purposes of determining whether a one-year break in service has occurred for eligibility or vesting purposes, during a Parental Absence an Employee shall be credited with the Hours-of-Service which otherwise would normally have been credited to the Employee but for such absence, or in any case in which such hours cannot be determined, eight Hours-of-Service per day of such absence. The Hours-of-Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period; or in all other cases, in the following computation period.

     INACTIVE PARTICIPANT means a former Active Participant who has an Accrued Benefit. See the INACTIVE PARTICIPANT SECTION of Article II.

     INSURER means Principal Mutual Life Insurance Company and any other insurance company or companies named by the Primary Employer.

     INVESTMENT MANAGER means any fiduciary (other than a trustee or Named Fiduciary)

     (a) who has the power to manage, acquire, or dispose of any assets of the Plan; and

     (b) who (1) is registered as an investment adviser under the Investment Advisers Act of 1940, or (2) is a bank, as defined in the Investment Advisers Act of 1940, or (3) is an insurance company qualified to perform services described in subparagraph (a) above under the laws of more than one state; and

     (c) who has acknowledged in writing being a fiduciary with respect to the Plan.

     LATE RETIREMENT DATE means the first day of any month which is after a Participant's Normal Retirement Date and on which retirement benefits begin. If a Participant continues to work for the Employer after his Normal Retirement Date, his Late Retirement Date shall be the earliest first day of the month on or after he ceases to be an Employee. An earlier or a later Retirement Date may apply if the Participant so elects. An earlier Retirement Date may apply if the Participant is age 70 1/2. See the WHEN BENEFITS START SECTION of Article VI.

     LEASED EMPLOYEE means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to service performed for the recipient employer shall be treated as provided by the recipient employer.

     A Leased Employee shall not be considered an employee of the recipient if:

     (a)   such employee is covered by a money purchase pension plan providing
           (1) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Code Section 415(c)(3), but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b), (2) immediate participation, and
           (3) full and immediate vesting and

     (b) Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce.

     To determine Monthly Compensation if an Employee is an Employee for only part of a Compensation Year, his Compensation for that Compensation Year shall be converted to an annual basis as though he were employed for the full Compensation Year.

     NAMED FIDUCIARY means the person or persons who have authority to control and manage the operation and administration of the Plan.

     The Named Fiduciary is the Committee.

     NORMAL FORM means a single life annuity with certain period, where the certain period is ten years.

     NORMAL RETIREMENT AGE means the age at which the Participant's normal retirement benefit becomes nonforfeitable. A Participant's Normal Retirement Age is 65.

     NORMAL RETIREMENT DATE means the earliest first day of the month on or after the date the Participant reaches his Normal Retirement Age. Unless otherwise provided in this Plan, a Participant's retirement benefits shall begin on his Normal Retirement Date if he has ceased to be an Employee on such date. Even if the Participant is an Employee on his Normal Retirement Date, he may choose to have his retirement benefit begin on such date. See the WHEN BENEFITS START SECTION of Article VI.

     PARENTAL ABSENCE means an Employee's absence from work which begins on or after the first Yearly Date after December 31, 1984,

     (a)   by reason of pregnancy of the Employee,

     (b)   by reason of birth of a child of the Employee,

     (c) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee, or

     (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     PARTICIPANT means either an Active Participant or an Inactive Participant.

     PERIOD OF MILITARY DUTY means, for an Employee

     (a)   who served as a member of the armed forces of the United States, and

     (b) who was reemployed by the Employer at a time when the Employee had a right to reemployment in accordance with seniority rights as protected under Section 2021 through 2026 of Title 38 of the U. S. Code, the period of time from the date the Employee was first absent from active work for the Employer because of such military duty to the date the Employee was reemployed.

     PERIOD OF SERVICE means a period of time beginning on an Employee's Employment Commencement Date or Reemployment Commencement Date (whichever applies) and ending on his Severance from Service Date.

     PERIOD OF SEVERANCE means a period of time beginning on an Employee's Severance from Service Date and ending on the date he again performs an Hour-of-Service.

     A one-year Period of Severance means a Period of Severance of 12 consecutive months.

     Solely for purposes of determining whether a one-year Period of Severance has occurred for eligibility or vesting purposes, the 12-consecutive month period beginning on the first anniversary of the first date of a Parental Absence shall not be a one-year Period of Severance.

     PLAN means the defined benefit retirement plan of the Employer set forth in this document, including any later amendments to it.

     PLAN ADMINISTRATOR means the person or persons who administer the Plan. The Plan Administrator is the Committee.

     PLAN YEAR means a period beginning on a Yearly Date and ending on the day before the next Yearly Date.

     PREDECESSOR EMPLOYER means a firm absorbed by the Employer by change of name, merger, acquisition or a change of corporate status, or a firm of which the Employer was once a part.

     PRESENT VALUE means, except for purposes of Article X, the current value of a benefit payable on a specified form and on a specified date. The Present Value of any benefit under the terms of this Plan will be the actuarial equivalent of the benefit payable on the Normal Form. Actuarial equivalence shall be determined on the basis of the mortality rates specified in the definition of Actuarial Equivalent, and either the interest rate(s) specified in the definition of Actuarial Equivalent or the Code Section 417 interest rate(s), whichever produces the greater benefit.

     In addition, the amount of any distribution under the terms of this Plan will be determined in accordance with the preceding paragraph.

     The two preceding paragraphs shall not apply to the extent they would cause the Plan to fail to satisfy the requirements of the BENEFIT LIMITATION SECTION of Article IV.

     The Code Section 417 interest rate(s) are:

     (a) the applicable interest rate if the Present Value of the benefit (using such rate(s)) is not in excess of $25,000; or

     (b) 120 percent of the applicable interest rate if the Present Value of the benefit exceeds $25,000 (as determined under (a) above). In no event shall the Present Value determined under this (b) be less than $25,000.

     The applicable interest rate is the interest rate(s) which would be used (as of the Annuity Starting Date) by the Pension Benefit Guaranty Corporation for a trusteed single-employer plan to value a lump sum upon termination of an insufficient trusteed single-employer plan.

     Before March 1, 1992, Present Value is determined in accordance with the provisions of the Plan as in effect on December 31, 1988.

     PRICE INDEX means, as of any Yearly Date, the Consumer Price Index (U.S. city average for all urban consumers, all items) for the fourth month immediately prior to such Yearly Date, as published by the United States Department of Labor.

     PRIMARY EMPLOYER means SKANDIA AMERICA REINSURANCE CORPORATION.

     QUALIFIED JOINT AND SURVIVOR FORM means, for a Participant who has a spouse, an immediate survivorship life annuity, where the survivorship percentage is 50% and the Contingent Annuitant is the Participant's spouse. A former spouse will be treated as the spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p). If a Participant does not have a spouse, the Qualified Joint and Survivor Form means the Normal Form.

     This Qualified Joint and Survivor Form shall be at least the Actuarial Equivalent of any form of benefit offered under the Plan.

     QUALIFIED PRERETIREMENT SURVIVOR ANNUITY means a straight life annuity payable to the surviving spouse of a Participant who dies before his Annuity Starting Date. Benefits shall be determined as if the Participant had ceased to be an Employee on the date of his death (date he last ceased to be an Employee, if earlier) and survived to the date benefits become payable to the spouse and retired on that date. The monthly benefit payable to the spouse shall be equal to the survivorship percentage of the retirement benefit that would have been payable to the Participant if his Retirement Date had occurred on the date benefits start to the spouse and he had retired under the Qualified Joint and Survivor Form. If the Participant elects a survivorship annuity (where the survivorship percentage is at least 50% and the Contingent Annuitant is the Participant's spouse) and which is at least the Actuarial Equivalent of the Qualified Joint and Survivor Form, then such form shall be treated as the Qualified Joint and Survivor Form for purposes of determining the Qualified Preretirement Survivor Annuity. Such election must be a qualified election according to the provisions of the ELECTION PROCEDURES SECTION of Article VI. A former spouse will be treated as the surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

     REEMPLOYMENT COMMENCEMENT DATE means the date an Employee is first credited with an Hour-of-Service for performing duties following

     (a) an Eligibility or a Vesting Break in Service, whichever applies, for the hours method of crediting service in this Plan, or

     (b) a Period of Severance, for the elapsed time method of crediting service in this Plan.

     REENTRY DATE means the date a former Active Participant reenters the Plan. See the ACTIVE PARTICIPANT SECTION of Article II.

     RETIREMENT DATE means the date a retirement benefit will begin and is a Participant's Early, Normal or Late Retirement Date, as the case may be.

     SEMI-YEARLY DATE means each Yearly Date and the sixth Monthly Date after each Yearly Date which is within the same Plan Year.

     SEVERANCE FROM SERVICE DATE means the earlier of

     (a) the date on which an Employee quits, retires, dies or is discharged, or

     (b) the first anniversary of the date an Employee begins a one-year absence from service (with or without pay). This absence may be the result of any combination of vacation, holiday, sickness, disability, leave of absence or layoff.

     Solely to determine whether a one-year Period of Severance has occurred for eligibility or vesting purposes for an Employee who is absent from service beyond the first anniversary of the first day of a Parental Absence, Severance from Service Date is the second anniversary of the first day of the Parental Absence. The period between the first and second anniversaries of the first day of the Parental Absence is not a Period of Service and is not a Period of Severance.

     SOCIAL SECURITY RETIREMENT AGE means age 65 in the case of a Participant attaining age 62 before January 1, 2000 (i.e., born before January 1, 1938), age 66 for a Participant attaining age 62 after December 31, 1999, and before January 1, 2017 (i.e., born after December 31, 1937, but before January 1,
1955), and age 67 for a Participant attaining age 62 after December 31, 2016 (i.e., born after December 31, 1954).

     TEFRA means the Tax Equity and Fiscal Responsibility Act of 1982.

     TEFRA COMPLIANCE DATE means the date a plan is to comply with the provisions of TEFRA. The TEFRA Compliance Date as used in this Plan is,

     (a)   for purposes of benefit limitations, Code Section 415,

        (1) if the plan was in effect on July 1, 1982, the first day of the first limitation year which begins after December 31, 1982, or

        (2) if the plan was not in effect on July 1, 1982, the first day of the first limitation year which ends after July 1, 1982.

     (b) for all other purposes, the first Yearly Date after December 31, 1983.

     TOTALLY AND PERMANENTLY DISABLED means that a Participant is disabled, as determined by the Committee in accordance with uniform principles consistently applied, upon the basis of the opinion of a qualified physician and upon such other evidence as the Committee deems necessary or desirable.

     VESTING BREAK IN SERVICE means a Vesting Computation Period in which an Employee is credited with 500 or fewer Hours-of-Service. An Employee incurs a Vesting Break in Service on the last day of a Vesting Computation Period in which he has a Vesting Break in Service.

     VESTING COMPUTATION PERIOD means a 12-consecutive month period beginning on an Employee's Employment Commencement Date or Reemployment Commencement Date (whichever applies) and on each anniversary thereof.

     VESTING PERCENTAGE means the percentage used to determine that portion of a Participant's Accrued Benefit resulting from Employer Contributions which is nonforfeitable (cannot be lost since it is vested).

     A Participant's Vesting Percentage is shown in the following schedule opposite the number of whole years of his Vesting Service.

VESTING SERVICE     VESTING
 (WHOLE YEARS)     PERCENTAGE
---------------    ----------
  Less than 5        0
   5 or more        100

     However, the Vesting Percentage for a Participant who is an Employee on or after the earlier of (i) the date he reaches his Normal Retirement Age or (ii) the date he meets the requirement(s) for an Early Retirement Date, shall be 100% on such date.

     If the schedule used to determine a Participant's Vesting Percentage is changed, the new schedule shall not apply to a Participant unless he is credited with an Hour-of-Service on or after the date of the change and the Participant's nonforfeitable percentage on the day before the date of the change is not reduced under this Plan. The amendment provisions of the AMENDMENT SECTION of
Article IX regarding changes in the computation of the Vesting Percentage shall apply.

     VESTING SERVICE means the sum of (a) and (b) below:

     (a) The total of an Employee's service with the Employer before October 1, 1976, shall be determined according to the provisions of the Plan in effect on September 30, 1976. Service prior to the date the Plan became subject to the Employee Retirement Income Security Act of 1974 may be disregarded if such service would have been disregarded in accordance with the break in service rules of the Plan as in effect on the day before such date.

     (b) One year of service for each Vesting Computation Period ending on or after October 1, 1976, in which an Employee is credited with at least 1,000 Hours-of-Service.

     However, Vesting Service is modified as follows:

     Other service excluded:

     Service before an Employee attained age 18 is excluded.

     Rule of parity service excluded:

     An Employee's Vesting Service, accumulated before a Vesting Break in Service, shall be excluded if

     (a)   his Vesting Percentage is zero, and

     (b) his latest period of consecutive Vesting Breaks in Service equals or exceeds the greater of (i) five years, or (ii) his prior Vesting Service (disregarding any Vesting Service that was excluded because of a previous period of Vesting Breaks in Service).

        Before the first Yearly Date in 1985, (i) above shall be one year.

     Predecessor Employer service included:

        An Employee's service with a Predecessor Employer shall be included as service with the Employer. This service includes service performed while a proprietor or partner.

     Period of Military Duty included:

        A Period of Military Duty shall be included as service with the Employer to the extent it has not already been credited. For purposes of crediting Hours-of-Service during the Period of Military Duty, an Hour-of-Service shall be credited (without regard to the 501 Hour-of-Service limitation) for each hour an Employee would normally have been scheduled to work for the Employer during such period.

     Controlled Group service included:

        An Employee's service with a member firm of a Controlled Group while both that firm and the Employer were members of the Controlled Group shall be included as service with the Employer.

     YEARLY DATE means January 1, 1989, and the same day of each following year. Yearly Dates before January 1, 1989, shall be determined under the provisions of the prior document.

     YEARS OF PLAN PARTICIPATION means a 12 month period beginning on an Employee's Employment Commencement Date or Reemployment Commencement Date (whichever applies) and on each anniversary thereof in which an Employee has completed (or is deemed to have completed) at least 1,000 Hours-of-Service with the Employer as an Active Participant. If an Employee's Entry Date to the Plan is any day other than the anniversary of his Employment Commencement Date, he shall be credited with a partial Year of Plan Participation determined in accordance with the procedures set up by the Plan Administrator.

     YEARS OF SERVICE means an Employee's Vesting Service disregarding any modifications which exclude service.

                                   ARTICLE II
                                 PARTICIPATION

SECTION 2.01 -- ACTIVE PARTICIPANT.

     (a) An Employee shall first become an Active Participant (begin active participation in the Plan) on the earliest Semi-yearly Date on or after January 1, 1989, on which he is an Eligible Employee and has met all of the eligibility requirements set forth below. This date is his Entry Date.

        (1) He has completed one year of Eligibility Service before his Entry Date.

        (2)   He is age 21 or older.

        Each Employee who was an Active Participant under the Plan on December 31, 1988, shall continue to be an Active Participant if he is still an Eligible Employee on January 1, 1989, and his Entry Date will not change.

        If a person has been an Eligible Employee who has met all the eligibility requirements above, but is not an Eligible Employee on the date which would have been his Entry Date, he shall become an Active Participant on the date he again becomes an Eligible Employee. This date is his Entry Date.

     (b) An Inactive Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an Hour-of-Service as an Eligible Employee, provided, however, if such Hour-of-Service occurs on a Reemployment Commencement Date, he will not be eligible to participate in the Plan until the date on which he has completed one year of Eligibility Service after such Reemployment Commencement Date.

        Upon meeting the above requirements, such Inactive Participant shall again become an Active Participant (again begin active participation in the Plan) as of the date he again performed an Hour-of-Service as an Eligible Employee (retroactively if such Hour-of-Service occurred on a Reemployment Commencement Date). This date is his Reentry Date.

        Upon again becoming an Active Participant, he shall cease to be an Inactive Participant.

     (c) A former Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an Hour-of-Service as an Eligible Employee, provided, however, if such Hour-of-Service occurs on a Reemployment Commencement Date, he will not be eligible to participate in the Plan until the date on which he has completed one year of Eligibility Service after such Reemployment Commencement Date.

        Upon meeting the above requirements, such former Participant shall again become an Active Participant (again begin active participation in the Plan) as of the date he again performed an Hour-of-Service as an Eligible employee (retroactively if such Hour-of-Service occurred on a Reemployment Commencement Date). This date is his Reentry Date.

     There shall be no duplication of benefits for a Participant under this Plan because of more than one period as an Active Participant.

SECTION 2.02 -- INACTIVE PARTICIPANT.

     An Active Participant shall become an Inactive Participant (stop accruing benefits under the Plan) on the earliest of the following:

     (a) The date on which he ceases to be an Eligible Employee (on his Retirement Date if he ceases to be an Eligible Employee within one month of his Retirement Date).

     (b)   The effective date of complete termination of the Plan.

     (c)   His Severance from Service Date.

     An Employee or former Employee who was an Inactive Participant under the Plan on December 31, 1988, shall continue to be an Inactive Participant on January 1, 1989. Eligibility for any benefits payable to him or on his behalf and the amount of the benefits shall be determined according to the provisions of the prior document, unless otherwise stated in this Plan.

SECTION 2.03 -- CESSATION OF PARTICIPATION.

     A Participant, whether active or inactive, shall cease to be a Participant on the earlier of the following:

     (a)   The date of his death.

     (b) The date he receives a single sum distribution which is in lieu of all of his benefits under the Plan if his Vesting Percentage is 100%.

     An Inactive Participant shall also cease to be a Participant on the earliest date on which he is not entitled to a deferred monthly income under the VESTED BENEFITS SECTION of Article V.

SECTION 2.04 -- ADOPTING EMPLOYERS -- SINGLE PLAN.

     Each of the employers controlled by or affiliated with the Employer and listed below is an Adopting Employer. Each Adopting Employer listed below participates with the Employer in this Plan. An Adopting Employer's agreement to participate in this Plan shall be in writing.

     If the Adopting Employer did not maintain its plan before its date of adoption specified below, its date of adoption shall be the Entry Date for any of its employees who have met the requirements in the ACTIVE PARTICIPANT SECTION of Article II as of that date. Service with and earnings from an Adopting Employer shall be included as service with and earnings from the Employer. Transfer of employment, without interruption, between an Adopting Employer and another Adopting Employer or the Employer shall not be considered an interruption of service.

     However, for the purposes of the TEMPORARY LIMITATION OF BENEFITS SECTION of Article IV, the employees of each Adopting Employer are considered separately in determining the highly paid employees under the Plan. The date the Adopting Employer's plan was originally effective shall be substituted for the date the

Plan was originally effective. If the Adopting Employer did not maintain its plan before its date of adoption specified below, its date of adoption shall be the date its plan was originally effective.

     Contributions made by an Adopting Employer shall be treated as Contributions made by the Employer. Forfeitures arising from those Contributions shall be used for the benefit of all Participants.

     An employer shall not be an Adopting Employer if it ceases to be controlled by or affiliated with the Employer. Such an employer may continue a retirement plan for its employees in the form of a separate document. This Plan shall be amended to delete a former Adopting Employer from the list below.

     If an employer ceases to be an Adopting Employer and does not continue a retirement plan for the benefit of its employees, partial termination may result and the provisions of Article VII apply.

                               ADOPTING EMPLOYERS

NAME                                                     FISCAL YEAR END    DATE OF ADOPTION
----                                                     ---------------    -----------------
SKANDIA INVESTMENT MANAGEMENT, INC.....................  December 31        December 31, 1990

                                  ARTICLE III

                                 CONTRIBUTIONS

SECTION 3.01 -- EMPLOYER CONTRIBUTIONS.

     The amount of Employer Contributions shall meet or exceed the minimum funding standards of ERISA and the Code.

     The amount and time of Employer Contributions shall be determined based on actuarial valuations and recommendations as to the amounts required to fund benefits under this Plan. Dividends declared under the Group Contract and forfeitures shall be applied to reduce future Employer Contributions.

     A portion of the Plan assets resulting from Employer Contributions (but not more than the original amount of those Contributions) may be returned if the Employer Contributions are made because of a mistake of fact or are more than the amount deductible under Code Section 404 (excluding an amount which is not deductible because the Plan is disqualified). The amount involved must be returned to the Employer within one year after the date the Employer Contributions are made by mistake of fact or the date the deduction is disallowed, whichever applies. Except as provided under this paragraph and in
Article VII, the assets of the Plan shall never be used for the benefit of the Employer and are held for the exclusive purpose of providing benefits to Participants and their Beneficiaries and for defraying reasonable expenses of administering the Plan.

SECTION 3.02 -- INVESTMENT OF CONTRIBUTIONS.

     All Contributions are forwarded by the Employer to the Insurer to be deposited in the Group Contract.

     The Named Fiduciary may delegate to the Investment Manager investment discretion for Plan assets.

SECTION 3.03 -- FUNDING POLICY.

     At least annually, the Named Fiduciary shall review all pertinent Employee information and Plan data to establish the Plan's funding policy and to determine appropriate methods to carry out the Plan's objectives. The Named Fiduciary shall annually inform any Investment Manager of the Plan's short-term and long-term financial needs so the investment policy can be coordinated with the Plan's financial requirements.

                                   ARTICLE IV

                              RETIREMENT BENEFITS

SECTION 4.01 -- ACCRUED BENEFIT.

     An Active Participant's monthly Accrued Benefit as of any date, subject to the modifications below, will be equal to the product of (a) and (b) below:

     (a)   An amount equal to 1.9% of his Average Compensation.

     (b)   His Accrual Service (not to exceed 30 years) on such date.

     However, Accrued Benefit is modified as follows:

     Minimum Accrued Benefit:

     An Active Participant's monthly Accrued Benefit shall not be less than the minimum Accrued Benefit, if any, provided in Article X.

     An Active Participant's monthly Accrued Benefit shall not be less than the amount of his monthly retirement benefit accrued under the Plan as of the day before January 1, 1989.

     An Active Participant's Accrued Benefit under this Plan will be the greater of:

     (a) his Accrued Benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations, or

     (b) his Accrued Benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to his total years of Accrual Service taken into account under the Plan.

     In the case of a Participant whose annual Compensation was less than $56,000 in 1990, and whose projected benefit under the formula in effect on December 31, 1988 exceeded such Participant's projected benefit under the formula in effect as of January 1, 1989, the Accrued Benefit of such Participant shall be the greater of his Accrued Benefit determined under the benefit formula in existence on December 31, 1988, based on the Participants' Accrual Service as of the date of determination. The prior benefit formula and the participants to whom this paragraph applies are listed in Appendix A in the back of this document.

SECTION 4.02 -- DISREGARD OF ACCRUED BENEFIT.

     If a Participant receives a single-sum payment equal to the Present Value of his entire vested Accrued Benefit, his entire Accrued Benefit (both vested and nonvested) as of the date of the distribution shall be disregarded. If such payment is less than the Present Value of his entire Accrued Benefit, such Participant shall have the right to restore his Employer derived Accrued Benefit as provided below.

     If a Participant receives a single-sum payment that is less than the Present Value of his entire vested Accrued Benefit, a portion of his vested Accrued Benefit as of the date of the distribution shall be disregarded. This portion shall be determined by multiplying his entire vested Accrued Benefit as of the date of the distribution by the ratio of (i) the single-sum payment to
(ii) the Present Value of such vested Accrued Benefit. Such Participant shall not have a right to restore his Employer derived Accrued Benefit.

     If a Participant again becomes an Eligible Employee after receiving a single-sum payment of the Present Value of his entire vested Accrued Benefit, but less than the Present Value of his entire Accrued Benefit as of the date of the distribution, he shall have the right to restore his Employer derived Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefits) to the extent disregarded. Such Accrued Benefit shall be restored upon repayment to the Plan of the full amount of the distribution resulting from Employer Contributions plus interest, compounded annually from the date of distribution at the rate of five percent. Such repayment must be made before the earlier of the date five years after the date he again becomes an Eligible Employee or the end of the first period of five consecutive Vesting Breaks in Service which begin after the date of the distribution. If the amount of the repayment is zero dollars because a Participant was deemed to have received a distribution of the Present Value of his entire vested Accrued Benefit, and the Participant again becomes an Eligible Employee before the end of the first period of five consecutive Vesting Breaks in Service which begin after the date of the deemed distribution, upon the date he again performs an Hour-of-Service as an Eligible Employee, the Employer derived Accrued Benefit shall be restored to the amount of such Accrued Benefit on the date of the deemed distribution.

SECTION 4.03 -- BENEFIT LIMITATION.

     (a) To determine the benefit limitation set forth in this section, the following terms are defined:

        Aggregate Annual Addition means, for a Participant with respect to any Limitation Year, the sum of his Annual Additions under all defined contribution plans of the Employer, as defined in this section. The nondeductible participant contributions which the Participant makes to a defined benefit plan shall be treated as Annual Additions to a defined contribution plan. The Contributions the Employer, as defined in this section, made for the Participant for a Plan Year beginning on or after March 31, 1984, to an individual medical benefit account, as defined in Code Section 415(1)(2), under a pension or annuity plan of the Employer, as defined in this section, shall be treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in Fiscal Years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in Code
        Section 419A(d)(3), under a welfare benefit fund, as defined in Code
        Section 419(e), maintained by the Employer, as defined in this section, are treated as Annual Additions to a defined contribution plan. The 25% of Compensation limit under Annual Addition does not apply to Annual Additions resulting from contributions made to an individual medical account, as defined in Code Section 415(1)(2), or to Annual Additions resulting from contributions for medical benefits, within the meaning of Code Section 419A, after separation from service.

        Annual Addition means the amount added to a Participant's account for any Limitation Year under this Plan or another retirement plan maintained by the Employer, as defined in this section, which may not exceed a maximum permissible amount of the lesser of (1) or (2) below:

        (1) The greater of $30,000 or one-fourth of the maximum dollar limitation which applies to defined benefit plans. (Before the TEFRA Compliance Date, $25,000 multiplied by the cost of living adjustment factor permitted by Federal regulations.)

        (2) 25% of his Compensation, as defined in this section, for such Limitation Year.

        The amount in (1) above shall not be adjusted before January 1, 1988.

        The Annual Addition under any plan for a Participant with respect to any Limitation Year, shall be equal to the sum of (3) and (4) below:

        (3) Employer contributions and forfeitures credited to his account for the Limitation Year.

        (4)   Participant contributions made by him for the Limitation Year.

        Before the first Limitation Year beginning after December 31, 1986, the amount under (4) above is the lesser of (i) 1/2 of his nondeductible participant contributions made for the Limitation Year, or (ii) the amount, if any, of his nondeductible participant contributions made for the Limitation Year which is in excess of six percent of his Compensation, as defined in this section, for such Limitation Year.

        Annual Benefit means a retirement benefit under the Plan payable annually in the form of a straight life annuity. Except as provided below, a Participant's benefit that is payable in a form other than a straight life annuity shall be adjusted to the Actuarial Equivalent straight life annuity before applying the limitations of this section. The interest rate assumption used to determine the Actuarial Equivalent shall not be less than five percent.

        The Annual Benefit does not include any benefits derived from Participant contributions or rollover contributions, or the assets transferred from a qualified plan that was not maintained by the Employer, as defined in this section. No actuarial adjustment to the benefit is required for (1) a Qualified Joint and Survivor Form which is not the Normal Form, (2) benefits that are not directly related to retirement benefits (such as a qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits), and (3) the value of post-retirement cost-of-living increases made in accordance with Code Section 415(d) and section 1.415-3(c)(2)(iii) of the Federal Income Tax Regulations.

        Compensation means all wages, salaries, fees for professional services and other amounts received (whether or not paid in cash) for personal services actually rendered in the course of employment with the Employer, as defined in this section, who is maintaining the plan, but only to the extent includable in gross income. Compensation includes, but is not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in section 1.62-2(c) of the regulations). Compensation does not include:

        (1) Contributions made by the Employer, as defined in this section, to a plan of deferred compensation to the extent contributions are not included in the gross income of the Employee for the taxable year in which contributed, or on behalf of the Employee to a simplified employee pension plan to the extent such contributions are deductible by the Employee, and any distributions from a plan of deferred compensation whether or not includable in the gross income of the Employee when distributed.

        (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee becomes freely transferable or is no longer subject to a substantial risk of forfeiture.

        (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

        (4) Other amounts which receive special tax benefits, or contributions made by the Employer, as defined in this section, (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the gross income of the Employee).

        For any self-employed individual Compensation will mean earned income.

        For purposes of applying the limitations of this section, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

        Current Accrued Benefit means a Participant's Accrued Benefit under the Plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Code Section 415(b)(2). In determining the amount of a Participant's Current Accrued Benefit, the following shall be disregarded:

        (1) any change in the terms and conditions of the plan after May 5, 1986; and

        (2)   any cost of living adjustments occurring after May 5, 1986.

        Defined Benefit Dollar Limitation means $90,000 (before the TEFRA Compliance Date, $75,000 adjusted by the cost of living adjustment factor permitted by Federal regulations). Effective on January 1, 1988, and each January 1 thereafter, the $90,000 limitation above will be automatically adjusted by multiplying such limit by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code
        Section 415(d) in such manner as the Secretary shall prescribe. The new limitation shall apply to Limitation Years ending within the calendar year of the date of the adjustment.

        Defined Benefit Plan Fraction means, for a Participant with respect to a Limitation Year, the quotient, expressed as a decimal, of

        (1) the Participant's Projected Annual Benefit as of the close of such Limitation Year under all defined benefit plans ever maintained by the Employer, as defined in this section, divided by

        (2) on and after the TEFRA Compliance Date, the lesser of (i) or (ii) below:

             (i) 1.25 multiplied by the dollar limitation determined for the Limitation Year under Code Sections 415(b) and (d) and in accordance with (3) in the definition of Maximum Permissible Amount, or

             (ii) 1.4 multiplied by the Participant's Highest Average Compensation,

             including any adjustments under Code Section 415(b).

             Before the TEFRA Compliance Date this denominator is the Participant's Projected Annual Benefit as of the close of the Limitation Year if the plan(s) provided the maximum benefit allowable.

        The Defined Benefit Plan Fraction shall be modified as follows:

        If the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer, as defined in this section, which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the Annual Benefit and the annual benefits from such plan(s) which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all limitation years beginning before January 1, 1987.

        Defined Contribution Plan Fraction means, with respect to a Limitation Year for a Participant who is or has been a participant in a defined contribution plan ever maintained by the Employer, as defined in this section, the quotient, expressed as a decimal, of

        (1) the Participant's Aggregate Annual Additions for such Limitation Year and all prior Limitation Years, under all defined contribution plans (including the Aggregate Annual Additions attributable to nondeductible accounts under defined benefit plans and attributable to all welfare benefit funds, as defined in Code
              Section 419(e)) and attributable to individual medical accounts, as defined in Code Section 415(1)(2) ever maintained by the Employer, as defined in this section, divided by

        (2) on and after the TEFRA Compliance Date, the sum of the amount determined for the Limitation Year under (i) or (ii) below, whichever is less, and the amounts determined in the same manner for all prior Limitation Years during which he has been an Employee or an employee of a predecessor employer:

             (i) 1.25 multiplied by the greater of $30,000 or one-fourth of the maximum dollar limitation which applies for defined benefit plans determined under Code Sections 415(b) and (d), or

             (ii) 1.4 multiplied by 25% of the Participant's Compensation, as defined in this section, for each such Limitation Year.

             Before the TEFRA Compliance Date, this denominator is the sum of the maximum allowable amount of Annual Addition to his account(s) under all the plan(s) of the Employer, as defined in this section, for each such Limitation Year.

        The Defined Contribution Plan Fraction shall be modified as follows:

        If the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer, as defined in this section, which were in existence on May 6, 1986, the numerator of this fraction shall be adjusted if the sum of the Defined Contribution Plan Fraction and Defined Benefit Plan Fraction would otherwise exceed
        1.0 under the terms of this Plan. Under the adjustment, the dollar amount determined below shall be permanently subtracted from the numerator of this fraction. The dollar amount is equal to the excess of the sum of the two fractions, before adjustment, over 1.0 multiplied by the denominator of his Defined Contribution Plan Fraction. The adjustment is calculated using his Defined Contribution Plan Fraction and Defined Benefit Plan Fraction as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plans made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on and after January 1, 1987.

        The annual addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.

        For a plan that was in existence on July 1, 1982, for purposes of determining the Defined Contribution Plan Fraction for any Limitation Year ending after December 31, 1982, the Plan Administrator may elect in accordance with the provisions of Code Section 415 that the denominator for each Participant, for all Limitation Years ending before January 1, 1983, will be equal to

        (1) the Defined Contribution Plan Fraction denominator which would apply for the last Limitation Year ending in 1982 if an election under this paragraph were not made, multiplied by

        (2)   a fraction, equal to (i) over (ii) below:

             (i) the lesser of (A) $51,875, or (B) 1.4, multiplied by 25% of the Participant's Compensation, as defined in this section, for the Limitation Year ending in 1981;

             (ii) the lesser of (A) $41,500, or (B) 25% of the Participant's Compensation, as defined in this section, for the Limitation Year ending in 1981.

        The election described above is applicable only if the plan administrators under all defined contribution plans of the Employer also elect to use the modified fraction.

        Employer means any employer that adopts this Plan and all Controlled Group members and any other entity required to be aggregated with the employer pursuant to regulations under Code Section 414(o).

        Highest Average Compensation means 100% of the average of a Participant's Compensation, as defined in this section, during those three consecutive Limitation Years while he was an Employee (actual consecutive Limitation Years while he was an Employee, if employed less than three years) which give the highest average.

        Limitation Year means the consecutive 12-month period within which it is determined whether or not the limitations of Code Section 415 are exceeded. Limitation Year means each 12-consecutive month period ending on the last day of each Plan Year, including corresponding 12-consecutive month periods before October 1, 1970. If the Limitation Year is other than the calendar year, execution of this Plan (or any amendment to this Plan changing the Limitation Year) constitutes the Employer's adoption of written resolution electing the Limitation Year. If the Limitation Year is changed, the new Limitation Year shall begin within the current Limitation Year.

        Maximum Permissible Amount means, for a Participant with respect to any Limitation Year, the lesser of

        (1)   the Defined Benefit Dollar Limitation, or

        (2)   his Highest Average Compensation for such Limitation Year.

        The Maximum Permissible Amount shall be adjusted as follows:

        (3) If the Participant has less than ten Years of Participation, the Defined Benefit Dollar Limitation is reduced by one-tenth for each Year of Participation (or part thereof) less than ten. If the Participant has less than ten Years of Service, the compensation limitation is reduced by one-tenth for each Year of Service (or part thereof) less than ten. The adjustments of this (3) shall be applied in the denominator of the Defined Benefit Plan Fraction based on Years of Service. Years of Service shall include future years occurring before the Participant's Normal Retirement Age. Such future years shall include the year which contains the date the Participant reaches Normal Retirement Age, only if it can be reasonably anticipated that the Participant will receive a Year of Service for such year.

        (4) If the Annual Benefit of the Participant commences before the Participant's Social Security Retirement Age, but on or after age 62, the Defined Benefit Dollar Limitation as reduced above, shall be determined as follows:

             (i) If a Participant's Social Security Retirement Age is 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the Defined Benefit Dollar Limitation by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age 65.

             (ii) If a Participant's Social Security Retirement Age is greater than 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the Defined Benefit Dollar Limitation by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (up to 24 months) by which benefits commence before the month of the Participant's Social Security Retirement Age.

        (5) If the Annual Benefit of a Participant commences prior to age 62, the Defined Benefit Dollar limitation shall be the actuarial equivalent of an Annual Benefit beginning at age 62, as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age 62. To determine actuarial equivalence, the interest rate assumption is five percent. Any decrease in the Defined Benefit Dollar Limitation determined in accordance with this provision (5) shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

        (6) If the Annual Benefit of a Participant commences after the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation as reduced in (3) above, if necessary, shall be adjusted so that it is the actuarial equivalent of an Annual Benefit of such dollar limitation beginning at the Participant's Social Security Retirement Age. To determine actuarial equivalence, the interest rate assumption used is five percent.

        (7) The provisions of this definition shall be modified as provided in:

             (i) Code Section 415(b)(2)(F) for governmental plans (within the meaning of Section 414(d), plans maintained by organizations (other than governmental units) exempt from tax under Subtitle A of the Code, and qualified merchant marine plans; and

             (ii) Section 415(b)(2)(G) and 415(b)(2)(H) of the Code for Plan Participants who are qualified police or firefighters; and

             (iii) Code Section 415(b)(9) for Plan Participants who are commercial airline pilots.

        Projected Annual Benefit means a Participant's expected Annual Benefit under any defined benefit plans) ever maintained by the Employer, as defined in this section. The Projected Annual Benefit shall be determined assuming that the Participant will continue employment until the later of current age or normal retirement age under such plan(s), and that the Participant's compensation for the Limitation Year and all other relevant factors used to determine benefits under such plan(s) will remain constant for all future Limitation Years. Such expected annual benefit shall be adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life or qualified joint and survivor annuity.

        Year of Participation means one year (computed to fractional parts of a year) for each Plan Year for which the following conditions are met:

        (1) The Participant is credited with a Period of Service for benefit accrual purposes, and

        (2) the Participant is included as a Participant under the eligibility provisions of the Plan for at least one day of the Plan Year.

        If these two conditions are met, the portion of a Year of Participation credited to the Participant shall equal the amount of Accrual Service credited to the Participant for such Plan Year. A Participant who is totally and permanently disabled within the meaning of Code Section 415
        (c) (3) (C) (i) for a Plan Year shall receive a Year of Participation with respect to that period. In addition, for a Participant to receive a Year of Participation (or part thereof) for a Plan Year, the Plan must be established no later than the last day of such Plan Year. In no event will more than one Year of Participation be credited for any 12-month period.

     (b) The Annual Benefit otherwise payable to a Participant at any time will not exceed the Maximum Permissible Amount.

       If the benefit a Participant would otherwise accrue in a Limitation Year would produce an Annual Benefit in excess of the limits above, the rate of accrual will be reduced so that the Annual Benefit equals those limits.

     (c) If a Participant is, or has ever been, covered under more than one defined benefit plan maintained by the Employer, as defined in this section, the sum of the Participant's Annual Benefit and the annual benefit(s) from such other plan(s) shall not exceed the Maximum Permissible Amount. If such plans do not otherwise limit the annual benefits, the rate of accrual in the plan most recently established shall be reduced to the extent necessary so that the total of the annual benefits payable at any time under such plan(s) does not exceed the Maximum Permissible Amount.

        In the case of an individual who was a participant in one or more defined benefit plans of the Employer, as defined in this section, as of the first day of the first limitation year beginning after December 31, 1986, the application of the limitations of this section shall not cause the Maximum Permissible Amount for such individual under all such defined benefit plans to be less than the individual's Current Accrued Benefit. The preceding sentence applies only if such defined benefit plans met the requirements of Code Section 415, for all limitation years beginning before January 1, 1987.

        If some of the Employer's defined benefit plans were not in existence on July 1, 1982, and some were in existence on that date, the Maximum Permissible Amount which is based on a dollar amount may differ for a Limitation Year. The sum of the Participant's Annual Benefits from all such plans for the Limitation Year in which the dollar limit differs shall not exceed the lesser of (1) his Highest Average Compensation, (2) $136,425, or (3) the greater of $90,000 or the sum of the annual benefit(s) for such Limitation Year under the plan(s) to which the $136,425 dollar amount applies.

     (d) The limitations imposed by subsections (b) and (c) above shall not apply if, for the current or any prior Limitation Year, the sum of the Annual Benefit payable to a Participant under this Plan and the annual benefit(s) under all other defined benefit plans ever maintained by the Employer, as defined in this section, does not exceed the product of (1) and (2) below:

        (1)   $1,000.

        (2) The Participant's Years of Service or parts thereof (not to exceed ten years).

        The provisions of this subsection (d) do not apply if the Employer, as defined in this section, ever maintained a defined contribution plan (other than nondeductible employee contributions under a defined benefit plan), a welfare benefit plan as defined in Code Section 419(e), or an individual medical account as defined in Code Section 415(1)(2) in which the Participant participated.

     (e) If a Participant is or has been a participant in both defined benefit and defined contribution plans (including a welfare benefit fund, as defined in Code Section 419(e)), or an individual medical account, as defined in Code Section 415(1)(2), ever maintained by the Employer, as defined in this section, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any Limitation Year shall not exceed 1.0 (1.4 before the TEFRA Compliance Date).

        After all other limitations set out in the plans and funds have been applied, the following limitations shall apply so that the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed 1.0 (1 .4 before the TEFRA Compliance
        Date). The Projected Annual Benefit shall be limited first. If the Participant's annual benefit(s) equal his Projected Annual Benefit, as limited, then Annual Additions to the defined contribution plan(s) shall be limited to amounts that will reduce the sum to 1.0 (1.4). First, the voluntary contributions the Participant may make for the Limitation Year shall be limited. Next, in the case of a profit sharing plan, any forfeitures allocated to the Participant shall be reallocated to remaining participants to the extent necessary to reduce the decimal to
        1.0 (1.4). Last, to the extent necessary, employer contributions shall be reallocated or limited for the Limitation Year. If employer contributions are reallocated or limited, then required and optional employee contributions to which such employer contributions were geared shall be reduced in proportion.

        If, for the Limitation Year, the Participant has an Annual Addition under more than one defined contribution plan or welfare benefit fund or individual medical account maintained by the Employer, as defined in this section, and such plans and welfare benefit funds and individual medical accounts do not limit the aggregate Annual Addition to the maximum permissible amount, any reduction above shall be made first to the profit sharing plans, then to all other such plans and welfare benefit funds and individual medical accounts and, if necessary, by reducing first those that were most recently allocated. However, elective deferral contributions shall be the last contributions reduced before the welfare benefit fund or individual medical account is reduced. The annual addition to the welfare benefit fund and individual medical accounts shall be limited last.

     (f) If a Participant's annual amount of retirement benefit is reduced because he received an earlier distribution under the Plan which is derived from Employer Contributions, his benefit limitation on the date the benefit is payable shall be reduced by the excess of (1) over (2) below:

        (1) The Annual Benefit that would have been payable if he had not received an earlier distribution provided by Employer Contributions.

        (2)   The reduced Annual Benefit payable.

     (g) If, for the Limitation Year, a Participant has an Annual Addition, the Participant's Aggregate Annual Addition may not exceed the maximum permissible amount.

        Contributions and forfeitures which would otherwise be credited to the Participant's accounts shall be limited to the extent necessary to meet the maximum permissible amount of Aggregate Annual Addition. Any nondeductible voluntary contributions under this Plan and any other retirement plans shall be limited first. Next, contributions and forfeitures under the other retirement plan(s) shall be limited or reduced according to the provisions of such plan(s).

        If, due to (i) an error in estimating the Participant's Compensation as defined in this section, (ii) because forfeitures cannot be reallocated to remaining participants due to the contribution limitations under such plan(s), (iii) because the amount of the forfeitures to be used to offset employer contributions under such plan(s) is greater than the amount of the employer contributions due for the remaining participants, or (iv) other limited facts or circumstances, a Participant's Aggregate Annual Addition is greater than the maximum permissible amount, such excess amount shall be applied as follows. Nondeductible voluntary contributions will be returned to the Participant. If after the return of nondeductible voluntary contributions an excess amount still exists, and the Participant is an active participant under the other plan(s) as of the end of the Limitation Year, the excess amount shall be used to offset employer contributions under such plan(s) for him in the next Limitation Year. If after the return of nondeductible voluntary contributions an excess amount still exists, and the Participant is not an active participant under the other plan(s) as of the end of the Limitation Year, the excess amount will be held in a suspense account under the other retirement plans which will be used to offset employer contributions for all participants in the next Limitation Year. No employer contributions or participant contributions that would be included in the next Limitation Year's Annual Addition may be made before the total suspense account has been used or reallocated.

SECTION 4.04 -- AMOUNT OF BENEFIT AT RETIREMENT.

     The amount of retirement benefit to be provided on the Normal Form for an Active Participant on his Retirement Date shall be determined according to the provisions of this section. The monthly retirement benefit shall not decrease after the Participant's Retirement Date due to any increase in social security benefits that occurs after he ceases to be an Employee.

     An Active Participant's retirement benefit on his Normal Retirement Date shall be equal to his Accrued Benefit on such date.

     An Active Participant's retirement benefit on his Early Retirement Date shall be equal to his Accrued Benefit on such specified date, reduced by .25% for each month his Early Retirement Date precedes his Normal Retirement Date.

     An Active Participant's retirement benefit on his Late Retirement Date shall be equal to the greater of (a) or (b) below:

     (a)   His Accrued Benefit on his Late Retirement Date.

     (b) His Accrued Benefit on his Normal Retirement Date, multiplied by the factor shown below corresponding to the number of years his Late Retirement Date follows his Normal Retirement Date.

  NUMBER OF YEARS
LATE RETIREMENT DATE
   FOLLOWS NORMAL
  RETIREMENT DATE       FACTOR
--------------------    ------
          1             1.0600
          2             1.1200
          3             1.1900
          4             1.2600
          5             1.3400

  NUMBER OF YEARS
LATE RETIREMENT DATE
   FOLLOWS NORMAL
  RETIREMENT DATE       FACTOR
--------------------    ------
          6             1.4200
          7             1.5000
          8             1.5900
          9             1.6900
         10             1.7900

        The above factors shall be prorated for a partial year (counting a partial month as a complete month). Factors for numbers of years beyond ten shall be determined using a consistently applied reasonable actuarially equivalent method.

     An Active Participant's retirement benefit on the Normal Form shall not be less than the greatest amount of benefit that would have been provided for him had he retired on any earlier Retirement Date.

     The Participant's retirement benefits shall be distributed to the Participant according to the distribution of benefits provisions of Article VI and the small amounts provisions of the SMALL AMOUNTS SECTION of Article IX. The amount of payment under any form (other than the Normal Form) shall be determined as provided under the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI.

SECTION 4.05 -- TEMPORARY LIMITATION OF BENEFITS.

     (a) For Plan Years beginning before January 1, 1994, the limitations set forth in this (a) apply.

        (1) The amount of Employer Contributions used to provide a Participant's retirement benefit on the Normal Form shall be limited as provided in (2) below if the Participant is one of the Employer's 25 most highly paid Employees on the original effective date of the Plan, the retirement benefit is over $125 ($1,500 annually), and one of the following conditions occurs:

             (i) The Plan is terminated within ten years of the effective date of the Plan.

             (ii) The monthly retirement benefit of such highly paid Participant becomes payable within ten years of the effective date of the Plan, or

             (iii) If Code Section 412 (without regard to Code Section 412(h)(2)) does not apply to this Plan, the monthly retirement benefit of such highly paid Participant becomes payable more than ten years after the effective date of the Plan, and the full current costs of the Plan for the first ten years have not been met.

        (2) If one of the conditions in (1) above does occur, the amount of Employer Contributions used to provide retirement benefit on the Normal Form for such a highly paid Participant shall not exceed the amount provided by the greater of (i) or (ii) and, if this Plan is subject to Section 4021(a) of ERISA, (iii) or (iv) below, whichever applies:

             (i)   $20,000.

             (ii) 20% of the first $50,000 of the average of his annual compensation for the five latest Compensation Years multiplied by the number of years between the effective date of the Plan and the earlier of (A) the date the benefit becomes payable, or (B) the date the Plan terminates. If on the earlier of (A) or (B) the full current costs have not been met, then the date on which the full current costs have not been met shall be substituted for such earlier date.

             (iii) For a Participant who is a substantial owner (as defined in Section 4022(b)(5) of ERISA), an amount equal to the present value of the benefit guaranteed for him under Section 4022 of ERISA. If the Plan has not terminated, an amount equal to the present value of the benefit which would be guaranteed for such Participant under Section 4022 of ERISA if the Plan were to terminate on the date the retirement benefit is to begin. Such present value shall be determined according to regulations of the Pension Benefit Guaranty Corporation.

             (iv) For a Participant who is not described in (iii) above, an amount equal to the present value of the benefit guaranteed for him under Section 4022(b)(3)(B) of ERISA, without regard to any other limitations in Section 4022 of ERISA. If the Plan has not terminated, an amount equal to the present value of the benefit which would be guaranteed for such Participant under Section 4022(b)(3)(B) of ERISA, without regard to any other limitations in Section 4022 of ERISA, if the Plan were to terminate on the date the benefit is to begin. Such present value shall be determined according to regulations of the Pension Benefit Guaranty Corporation.

        (3) If the Plan is amended to increase the retirement benefit on the Normal Form provided by Employer Contributions, the amount of such Contributions used to provide that benefit may be limited. Such amount shall be limited if the Participant is one of the Employer's 25 most highly paid Employees on the effective date of the amendment and the retirement benefit provided by Employer Contributions made before the effective date of the amendment and during the following ten years (assuming his rate of pay remains unchanged) is over $125 ($1,500 annually).

            The provisions of (1) and (2) above shall continue to apply to the original group of Participants who are highly paid Employees as if the Plan had not been amended. The amount of Employer Contributions which may be used for the benefit of the new group of Participants who are highly paid Employees shall be limited as provided in (2) above, except that, in lieu of (2)(i) and (ii), the following (i) and (ii) shall be substituted:

             (i) The amount of Employer Contributions which would have been applied to provide benefits for the Participant if the Plan had continued without change or $20,000, if greater.

             (ii) The sum of (A) the amount of Employer Contributions which would have been applied to provide benefits for the Participant if the Plan had terminated on the day before the effective date of the amendment, and (B) the product of the number of years for which the current costs of the Plan after the effective date of the amendment are met multiplied by the lesser of (a) 20 percent of the average of his annual pay for the five latest Compensation Years, or (b) $10,000.

        (4) The limitations described above may be exceeded for the purpose of making current monthly retirement benefit payments to retired Participants who would otherwise be subject to such limitations. The limitations may be exceeded only if all of the following conditions are met:

             (i) The Employer Contributions which may be used for such retired Participant according to the preceding provisions of this section are applied to provide either a level amount of monthly retirement benefit on the Normal Form or a level amount of monthly retirement benefit on an optional form of retirement benefit not greater in amount than the amount of monthly benefit on the Normal Form.

             (ii) The monthly retirement benefit provided is supplemented by monthly payments to the extent necessary to provide the full monthly retirement benefit on the Normal Form.

             (iii) The full current costs of the Plan have been met or the total of such supplemental payments for all such retired Participants does not exceed the total Employer Contributions already made under the Plan in the year then current.

            A highly paid Participant may receive a single sum distribution only if he enters into an agreement to repay to the Plan all amounts he receives in excess of the limitations of this section. The requirement of repayment shall apply if the Plan terminates, if the full current costs of the Plan are not met during a period when the limitations of this section are in effect, or benefits are paid when the Plan is less than ten years old. In order to guarantee the repayment, the Participant must deposit the amount which would be repayable in a guaranteed account or with an acceptable depository property having a fair market value equal to 125 percent of the amount which would be repayable had the Plan terminated on the date of the single sum distribution. If the market value of the property held by the depository falls below 110 percent of the amount which would be repayable if the Plan were then to terminate, additional property necessary to bring the value of the property held by the depository up to 125 percent of such amount will be deposited.

     (b) For Plan Years beginning on or after January 1, 1994, the limitations set forth in this (b) shall apply.

       In the event of Plan termination, the benefit of any active or former Highly Compensated Employee is limited to a benefit that is nondiscriminatory under Code Section 401(x)(4).

        (1) For Plan Years beginning on or after January 1, 1994, the payment of benefits to or on behalf of a restricted employee shall not exceed an amount equal to the payments that would be made to or on behalf of the restricted employee in that year under

             (i) a straight life annuity that is the Actuarial Equivalent of the Accrued Benefit and other benefits to which the restricted employee is entitled under the Plan (other than a social security supplement), and

             (ii) the amount of the payments that the restricted employee is entitled to receive under a social security supplement, if any.

       The preceding paragraph shall not apply if:

             (iii) after payment of the benefit to a restricted employee, the value of plan assets equals or exceeds 110 percent of the value of current liabilities, as defined in Code Section 412(1)(7),

             (iv) the value of the benefits for a restricted employee is less than one percent of the value of current liabilities before distribution, or

             (v) the value of the benefits payable to or on behalf of the restricted employee does not exceed $3,500, or if larger, the amount described in Code Section 411(a)(11)(A).

        (2) An Employee's otherwise restricted benefit may be distributed in full to the affected Employee if prior to receipt of the restricted amount, the Employee enters into a written agreement with the Plan Administrator to secure repayment to the Plan of the restricted amount. The Employee may secure repayment of the restricted amount upon distribution by:

             (i) entering into an agreement for promptly depositing in escrow with an acceptable depositary property having a fair market value equal to at least 125 percent of the restricted amount,

             (ii) providing a bank letter of credit in an amount equal to at least 100 percent of the restricted amount, or

             (iii) posting a bond equal to at least 100 percent of the restricted amount.

       If the Employee elects to post bond, the bond will be furnished by an insurance company, bonding company or other surety for federal bonds.

       The escrow arrangement may provide that an Employee may withdraw amounts in excess of 125 percent of the restricted amount. If the market value of the property in an escrow account falls below 110 percent of the remaining restricted amount, the Employee must deposit additional property to bring the value of the property held by the depositary up to 125 percent of the restricted amount. The escrow arrangement may provide that Employee may have the right to receive any income from the property placed in escrow, subject to the Employee's obligation to deposit additional property, as set forth in the preceding sentence.

       A surety or bank may release any liability on a bond or letter of credit in excess of 100 percent of the restricted amount.

       If the Plan Administrator certifies to the depositary, surety or bank that the Employee (or his estate) is no longer obligated to repay any restricted amount, a depositary may redeliver to the Employee any property held under an escrow agreement, and a surety or bank may release any liability on an Employee's bond or letter of credit.

     (3) If an Employee received a distribution subject to the restrictions in effect under (a) above prior to the first Yearly Date in 1994, the existing restrictions shall continue in effect until the earlier of
           (i) the date the existing conditions cease to apply or (ii) the occurrence of one of the events described in item (2) of this (b). Further, the amounts so restricted shall be equal to the lesser of (i) the amounts subject to the restrictions computed under the rules in effect at the time of distribution or (ii) the restricted amount computed under the provisions of this (b), (without regard to this paragraph).

    For purposes of this section, restricted employee means any Highly Compensated Employee or former Highly Compensated Employee who is one of the 25 nonexcludable employees and former employees of the Employer with the largest amount of Compensation in the current or any prior year.

    For purposes of this section, benefit includes, among other benefits, loans in excess of the amount set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee or former Employee, and any death benefits not provided by insurance on the Employee's life.

    For purposes of this section, restricted amount means the excess of the amounts distributed to the Employee (accumulated with reasonable interest) over the amounts that could have been distributed to the Employee under a straight life annuity described above (accumulated with reasonable interest).

    For purposes of this section, any reasonable and consistent method may be used for determining the value of current liabilities and the value of plan assets.

SECTION 4.06 -- BENEFITS UPON REEMPLOYMENT AFTER RETIREMENT DATE.

     If the Employer rehires a Participant after his Retirement Date, any monthly retirement benefit he is receiving shall continue unchanged. If he also becomes an Active Participant, there shall be no duplication of benefits for him under this Plan. Any death benefit from the Accrued Benefit he accrued during this latest period of participation shall be determined as provided in the DEATH BENEFITS SECTION of Article V. The retirement benefit from such Accrued Benefit shall be payable according to the provisions of Article IV and Article VI.

SECTION 4.07 -- COST OF LIVING ADJUSTMENT.

     As of each Adjustment Date, the amount of monthly retirement benefit payments payable to an Annuitant will be changed to the amount determined by multiplying such payments by the Cost of Living Adjustment Factor as of such Adjustment Date, subject to the following provisions:

     (a) If such change results in an increase in the amount of monthly retirement benefit payments to an Annuitant, an amount of monthly retirement benefit will be provided for him under the Group Contract in the amount of such increase with payments consistent with the payments being made as to the monthly retirement annuity provided under the Group Contract on the Participant's Retirement Date.

        In no event will the amount of monthly retirement benefit payments for an Annuitant after the date of the increase be more than 104% per year of the amount he would have received had the provisions of this section not be in effect.

     (b)   On and after the effective date of termination of Plan pursuant to
           Article VII, no further changes in monthly retirement benefit payments will be made in accordance with this section.

                                   ARTICLE V

                                 OTHER BENEFITS

SECTION 5.01 -- DEATH BENEFITS.

     The provisions of this section apply on or after August 23, 1984. These provisions shall also apply to an Inactive Participant who became inactive before August 23, 1984. The provisions of the Plan as in effect on the day before the TEFRA Compliance Date shall apply before such date.

     If a Participant dies before his Annuity Starting Date, death benefits shall be determined under subsections (a) and (b) below. The distribution of death benefits shall be subject to the distribution of benefits provisions of
Article VI and the provisions of the SMALL AMOUNTS SECTION of Article IX.

     (a)   Qualified Preretirement Survivor Annuity:

        A Qualified Preretirement Survivor Annuity shall be payable if the following requirements are met:

        (1)   The Participant is survived by a spouse on the date he dies.

        (2) The Participant's Vesting Percentage on the date of his death was greater than zero.

        If the requirements above are met on the date the Participant dies, a Qualified Preretirement Survivor Annuity shall be payable. The spouse may elect to start benefits on any first day of the month on or after the earliest date retirement benefits could have been paid to the Participant if he had ceased to be an Employee on the date of his death and survived to retire. Benefits must start by the date the Participant would have been age 70 1/2. If the spouse dies before the Qualified Preretirement Survivor Annuity starts, no death benefits are payable.

     (b)   Single-sum death benefit:

        There are no single-sum death benefits payable under this Plan before Annuity Starting Date.

     If a Participant dies on or after his Normal Retirement Date and before his Annuity Starting Date, the death benefit shall be payable in like manner as provided under (a) and (b) above.

     Any death benefit after Annuity Starting Date will be determined by the form of retirement benefit in effect on a Participant's Annuity Starting Date.

SECTION 5.02 -- VESTED BENEFITS.

     A Participant who becomes an Inactive Participant before retirement or death (and, if applicable, before the date a disability payment begins under the DISABILITY BENEFITS SECTION of Article V) will be entitled to one of the following vested benefits whichever is applicable. Any distribution of vested benefits shall be a retirement benefit and shall be subject to the distribution of benefits provisions of Article VI and the provisions of the SMALL AMOUNTS SECTION of
Article IX.

     (a) A deferred monthly retirement benefit on the Normal Form to begin on his Normal Retirement Date. The deferred retirement benefit will be equal to the product of (1) and (2):

        (1) The Participant's Accrued Benefit on the day before he became an Inactive Participant.

        (2) The Participant's Vesting Percentage on the date he ceases to be an Employee.

     (b) A deferred monthly retirement benefit on the Normal Form to begin on his Late Retirement Date. The deferred retirement benefit shall be determined as follows:

        (1) For a Participant who became an Inactive Participant on or before his Normal Retirement Date, an amount equal to the amount under
              (a) above multiplied by the late retirement factor in the AMOUNT OF BENEFIT AT RETIREMENT SECTION of Article IV which corresponds to the number of years his Late Retirement Date follows his Normal Retirement Date.

        (2) For a Participant who became an Inactive Participant after his Normal Retirement Date, an amount equal to the greater of (i) or
              (ii) below:

             (i) The Participant's Accrued Benefit on the day before the date he became an Inactive Participant.

             (ii) His Accrued Benefit on his Normal Retirement Date multiplied by the late retirement factor in the AMOUNT OF BENEFIT AT RETIREMENT SECTION of Article IV which corresponds to the number of years his Late Retirement Date follows his Normal Retirement Date.

     The amount of payment under any form (other than the Normal Form) shall be determined as provided under the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI. After the Participant ceases to be an Employee, the deferred retirement benefit shall not decrease because of any post-separation social security benefit increase. If he again becomes an Active Participant, such a decrease shall also not apply to any deferred retirement benefit to which he was entitled before his Reentry Date.

     Notwithstanding any provision to the contrary contained in this Section 5.02, Participant may elect to receive the Present Value of his vested Accrued Benefit in a single-sum payment at any time after he ceases to be an Employee and before his Retirement Date, provided he has not again become an Employee, as of the date of such payment. The single-sum payment shall be equal to the Present Value of the retirement benefit that would have been payable to such Participant on his Retirement Date on the Normal Form of distribution based on such Participant's Accrual Service and Average Compensation as of the date he ceases to be an Employee. If such amount is not payable under the provisions of the SMALL AMOUNTS SECTION of Article IX, it will be distributed only if the Participant so elects. The Participant's election shall be subject to the requirements in the ELECTION PROCEDURES SECTION of Article VI for a qualified election of a retirement benefit payable in a form other than a Qualified Joint and Survivor Form. Such payment shall result in all or a portion of his Accrued Benefit being disregarded. See the DISREGARD OR ACCRUED BENEFIT SECTION of
Article IV.

     Except as provided in Article IX, a Participant entitled to receive a benefit under this Section 5.02 may elect to have his monthly retirement benefit begin prior to his Retirement Date. This monthly retirement benefit shall be in the amount which would have been payable at his Normal Retirement Date, reduced by 1/180th for each month of the first sixty months, and 1/360th for each of the next sixty months, by which the starting date for this benefit precedes the first day of the month coincident with or next following his Normal Retirement Date. If the benefit commences prior to age 55, such benefit shall be further reduced from age 55 based on the Plan's actuarial equivalency factors.

     If the Participant dies before his Annuity Starting Date, death benefits shall be distributed according to the provisions of the DEATH BENEFITS SECTION of Article V.

SECTION 5.03 -- DISABILITY BENEFITS.

     An Active Participant shall continue to accrue benefits under the Plan if he becomes Totally and Permanently Disabled before his Retirement Date (Normal Retirement Date, if earlier) and if the disability occurs on or after he has met the following requirement(s):

     (a) He is completely unable to perform the customary duties of his employment with the Employer for a period of more than six months.

     In each computation period in which the Participant is Totally and Permanently Disabled he shall be credited with at least 1,000 Hours-of-Service.

     Severance from Service Date shall not occur during any period when the Participant is Totally and Permanently Disabled.

     Average Compensation shall be determined assuming that the Participant's Monthly Compensation for any Compensation Year in which he is Totally and Permanently Disabled will not be less than his Monthly Compensation for the Compensation Year in which he became Totally and Permanently Disabled. Provided, however, if he did not receive pay from the Employer for at least one month of the Compensation Year in which he became Totally and Permanently Disabled, his Monthly Compensation for the latest Compensation Year in which he received pay from the Employer for at least one month and which ended before he became Totally and Permanently Disabled shall be his Monthly Compensation for the Compensation Year in which he became Totally and Permanently Disabled.

                                   ARTICLE VI

                WHEN BENEFITS START AND DISTRIBUTION OF BENEFITS

     The provisions of the AUTOMATIC FORMS OF DISTRIBUTION SECTION, the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION, the ELECTION PROCEDURES SECTION, and the NOTICE REQUIREMENTS SECTION of this article shall apply on or after August 23, 1984. These provisions shall apply to an Inactive Participant who became inactive before such date. The provisions of the Plan as in effect on the day before the TEFRA Compliance Date shall apply before August 23, 1984.

SECTION 6.01 -- WHEN BENEFITS START.

     Benefits under the Plan begin when a Participant retires, dies, or ceases to be an Employee or becomes Totally and Permanently Disabled, whichever applies, as provided in Article IV and Article V. Benefits may begin on an earlier date to the extent necessary to avoid a violation of Code Section 415 or 411(b). The start of benefits is subject to the qualified election procedures of
Article VI.

     Unless otherwise elected, benefits shall begin before the sixtieth day following the close of the Plan Year in which the latest date below occurs:

     (a) The date the Participant attains age 65 (Normal Retirement Age, if earlier).

     (b)   The tenth anniversary of the Participant's Entry Date.

     (c)   The date the Participant ceases to be an Employee.

     Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of the ELECTION PROCEDURES SECTION of Article VI, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

     The Participant may elect to have his benefits begin after the latest date described above, subject to the provisions of this section. The Participant shall make his election in writing and deliver the signed statement of election to the Plan Administrator before Normal Retirement Date or the date he ceases to be an Employee, if later. The statement of election must describe the form of distribution and the date the retirement benefits will begin. The Participant shall not elect a date for beginning retirement benefits or a form of distribution that would result in a death benefit payable upon his death that would be more than incidental within the meaning of governmental regulations.

     Benefits shall begin by the Participant's Required Beginning Date, as defined in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI.

SECTION 6.02 -- AUTOMATIC FORMS OF DISTRIBUTION.

     The automatic form of retirement benefit for a Participant who does not die before his Annuity Starting Date shall be the Qualified Joint and Survivor Form. The amount of payment under the Qualified Joint and Survivor Form shall be determined as provided in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI.

     The automatic form of death benefit for a Participant who dies before his Annuity Starting Date is determined according to the provisions of the DEATH BENEFITS SECTION of Article V.

     The automatic form of benefit shall not be payable if a qualified election of an optional form is in effect. See the ELECTION PROCEDURES SECTION of Article VI.

SECTION 6.03 -- OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS.

     (a)   For purposes of this section, the following terms are defined:

        Designated Beneficiary means the individual who is designated as the beneficiary under the Plan in accordance with Code Section 401(a)(9) and the proposed regulations thereunder.

        Distribution Calendar Year means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to
        (h) below.

        Joint and Last Survivor Expectancy means the joint and last survivor expectancy calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year. The applicable calendar year shall be the Distribution Calendar Year. If annuity payments commence before the Required Beginning Date, the applicable calendar year is the year such payments commence. Joint and Last Survivor Expectancy is computed by use of the expected return multiples in Table VI of section 1.72-9 of the Income Tax Regulations.

        Life Expectancy means the life expectancy calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year. The applicable calendar year shall be the Distribution Calendar Year. If annuity payments commence before the Required Beginning Date, the applicable calendar year is the year such payments commence. Life Expectancy is computed by use of the expected return multiples in Table V of section 1.72-9 of the Income Tax Regulations.

        Required Beginning Date means, for a Participant, the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2, unless otherwise provided in (1), (2) or
        (3) below:

        (1)   The Required Beginning Date for a Participant who attains age
              70 1/2 before January 1, 1988, and who is not a five-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

        (2)   The Required Beginning Date for a Participant who attains age
              70 1/2 before January 1, 1988, and who is a five-percent owner is the first day of April of the calendar year following the later of

             (i)   the calendar year in which the Participant attains age
                   70 1/2, or

             (ii) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a five-percent owner, or the calendar year in which the Participant retires.

        (3) The Required Beginning Date of a Participant who is not a five-percent owner and who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

             A Participant is treated as a five-percent owner for purposes of this section if such Participant is a five-percent owner as defined in Code Section 416(i) (determined in accordance with Code Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

            Once distributions have begun to a five-percent owner under this section, they must continue to be distributed, even if the Participant ceases to be a five-percent owner in a subsequent year.

     (b) The optional forms of retirement benefit shall be the following: a straight life annuity; single life annuities with certain periods of five, ten or fifteen years; and survivorship life annuities with survivorship percentages of 50, 66 2/3 or 100. The benefit payable on any optional annuity form available above (other than the Normal
           Form) shall be the Actuarial Equivalent of the benefit that would otherwise be payable on the Normal Form.

       The Participant may also elect to receive a single-sum payment in lieu of all other benefits under this Plan. This single-sum payment shall be equal to the Present Value of the retirement benefit which would have been payable to such Participant on his Retirement Date on the Normal Form of distribution. Any single-sum payment shall be subject to the provisions of the TEMPORARY LIMITATION OF BENEFITS SECTION of Article IV.

        Election of an optional form is subject to the qualified election provisions of Article VI.

        Any annuity contract distributed shall be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of this Plan.

     (c) The optional forms of death benefit are a single-sum payment and any annuity that is an optional form of retirement benefit.

     (d) Subject to the AUTOMATIC FORMS OF DISTRIBUTION SECTION of Article VI, joint and survivor annuity requirements, the requirements of this section shall apply to any distribution of a

        Participant's interest and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this section apply to calendar years beginning after December 31, 1984.

        All distributions required under this section shall be determined and made in accordance with the proposed regulations under Code Section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the proposed regulations.

     (e) Required Beginning Date. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

     (f) Limits on Distribution Periods. As of the first Distribution Calendar Year, distributions, if not made in a single sum, may only be made over one of the following periods (or combination thereof):

        (1)   the life of the Participant,

        (2)   the life of the Participant and a Designated Beneficiary,

        (3) a period certain not extending beyond the Life Expectancy of the Participant, or

        (4) a period certain not extending beyond the Joint and Last Survivor Expectancy of the Participant and a Designated Beneficiary.

     (g)   Determination of amount to be distributed each year.

        (1) If the Participant's interest is to be paid in the form of annuity distributions under the Plan, payment under the annuity shall satisfy the following requirements:

             (i) the annuity distributions must be paid in periodic payments made at intervals not longer than one year;

             (ii) the distribution period must be over a life (or lives) or over a period certain not longer than a Life Expectancy (or Joint and Last Survivor Expectancy) described in Code
                    Section 401(a)(9)(A)(ii) or Code Section 401(a)(9)(B)(iii), whichever is applicable;

             (iii) the Life Expectancy (or Joint and Last Survivor Expectancy) for purposes of determining the period certain shall be determined without recalculation of Life Expectancy;

             (iv) once payments have begun over a period certain, the period certain may not be lengthened even if the period certain is shorter than the maximum permitted;

             (v) payments must either be nonincreasing or increase only as follows:

                 (a) with any percentage increase in a specified and generally recognized cost-of-living index;

                 (b) to the extent of the reduction to the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in (f) above dies and the payments continue otherwise in accordance with (f) above over the life of the Participant;

                 (c) to provide cash refunds of employee contributions upon the Participant's death; or

                 (d)   because of an increase in benefits under the Plan.

             (vi) If the annuity is a life annuity (or a life annuity with a period certain not exceeding 20 years), the amount which must be distributed on or before the Participant's Required Beginning Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to (h) below) shall be the payment which is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the period for which payments are received, e.g., bimonthly, monthly, semi-annually, or annually.

                 If the annuity is a period certain annuity without a life contingency (or is a life annuity with a period certain exceeding 20 years) periodic payments for each Distribution Calendar Year shall be combined and treated as an annual amount. The amount which must be distributed by the Participant's Required Beginning Date (or, in the case of distributions after the death of the Participant, the date distributions are required to begin pursuant to (h) below) is the annual amount for the first Distribution Calendar Year. The annual amount for other Distribution Calendar Years, including the annual amount for the calendar year in which the Participant's Required Beginning Date (or the date distributions are required to begin pursuant to (h) below) occurs, must be distributed on or before December 31 of the calendar year for which the distribution is required.

        (2) Annuities purchased after December 31, 1988, are subject to the following additional conditions:

             (i) Unless the Participant's spouse is the Designated Beneficiary, if the Participant's interest is being distributed in the form of a period certain annuity without a life contingency, the period certain as of the beginning of the first Distribution Calendar Year may not exceed the applicable period determined using the table set forth in Q&A A-5 of section 1.401(a)(9)-2 of the proposed regulations.

             (ii) If the Participant's interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a nonspouse Beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the Designated Beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A A-6 of section 1.401(a)(9)-2 of the proposed regulations.

             (iii) Transitional rule. If payment under an annuity which complies with (1) above begins prior to January 1, 1989, the minimum distribution requirements in effect as of July 27, 1987, shall apply to distributions from this Plan, regardless of whether the annuity form of payment is irrevocable. This transitional rule also applies to deferred annuity contracts distributed to or owned by the employee prior to January 1, 1989, unless additional contributions are made under the Plan by the Employer with respect to such contract.

             (iv) If the form of distribution is an annuity made in accordance with this (g), any additional benefits accruing to the Participant after his Required Beginning Date shall be distributed as a separate and identifiable component of the annuity beginning with the first payment interval ending in the calendar year in which such amount accrues.

             (v) Any part of the Participant's interest which is in the form of an individual account shall be distributed in a manner satisfying the requirements of Code Section 401(a)(9) and the proposed regulations thereunder.

     (h)   Death Distribution Provisions.

        (1) Distribution beginning before death. If the Participant dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

        (2) Distribution beginning after death. If the Participant dies before distribution of his interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (i) or (ii) below:

             (i) If any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

             (ii) If the Designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (i) above shall not be earlier than the later of (a) December 31 of the calendar year immediately following the calendar year in which the Participant died and (b) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

             If the Participant has not made an election pursuant to this (2) by the time of his death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of
             (a) December 31 of the calendar year in which distributions would be required to begin under this (h), or (b) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

        (3) For purposes of (2) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of (2) above, with the exception of (ii) therein, shall be applied as if the surviving spouse were the Participant.

        (4) For purposes of this (h), any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

        (5) For the purpose of this (h), distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if (3) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to (2) above). If distribution in the form of an annuity described in (g) above irrevocably commences to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

SECTION 6.04 -- ELECTION PROCEDURES.

     The Participant or spouse shall make any election under this section in writing. The Plan Administrator may require such individual to complete and sign any necessary documents as to the provisions to be made. Any election permitted under (a) and (b) below shall be subject to the qualified election provisions of
(c) below.

     (a) Retirement Benefits. A Participant may elect his Beneficiary or Contingent Annuitant and may elect to have retirement benefits distributed under any of the optional forms of retirement benefit described in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI.

     (b) Death Benefits. In lieu of the Qualified Preretirement Survivor Annuity described in the DEATH BENEFITS SECTION of Article V, the spouse may, for his own benefit, waive the Qualified Preretirement Survivor Annuity by electing to have the benefit distributed under any of the optional forms of death benefit described in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of
           Article VI.

     (c) Qualified Election. The Participant or spouse may make an election at any time during the election period. The Participant or spouse may revoke the election made (or make a new election) at any time and any number of times during the election period. An election is effective only if it meets the consent requirements below.

        The election period as to retirement benefits is the 90-day period ending on the Annuity Starting Date. An election to waive the Qualified Joint and Survivor Form may not be made by the Participant before the date he is provided with the notice of the ability to waive the Qualified Joint and Survivor Form.

        The spouse's election period begins on the date the Participant dies and ends on the date benefits begin.

        If the Present Value of the Participant's vested Accrued Benefit has at any time exceeded $3,500, any benefit which is (1) immediately distributable or (2) payable in a form other than a Qualified Joint and Survivor Form or a Qualified Preretirement Survivor Annuity requires the consent of the Participant if living and the Participant's spouse (or where either the Participant or the spouse had died, the survivor). A benefit may be immediately distributable in a Qualified Joint and Survivor Form without the consent of the Participant and spouse to the extent necessary to avoid a violation of Code Section 401(a)(9), 415 or 411(b). The consent of the Participant and spouse to a benefit which is immediately distributable must not be made before the date the Participant or spouse is provided with the notice of the ability to defer the distribution. Such consent shall be in writing. The consent shall not be made more than 90 days before the Annuity Starting Date. Spousal consent is not required for a benefit which is immediately distributable in a Qualified Joint and Survivor Form. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Code
        Section 401(a)(9) or Code Section 415. A benefit is immediately distributable if any part of the benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the older of Normal Retirement Age or age 62. If the Qualified Joint and Survivor Form is waived, the spouse has the right to limit consent only to a specific Beneficiary or a specific form of benefit. The spouse can relinquish one or both such rights. Such consent shall be made in writing. The consent shall not be made more than 90 days before the Annuity Starting Date. If the Qualified Preretirement Survivor Annuity is waived, the spouse has the right to limit consent only to a specific Beneficiary. Such consent shall be made in writing. The spouse's consent shall be witnessed by a plan representative or notary public. The spouse's consent must acknowledge the effect of the election, including that the spouse had the right to limit consent only to a specific Beneficiary or a specific form of benefit, if applicable, and that the relinquishment of one or both such rights was voluntary. Unless the consent of the spouse expressly permits designations by the Participant without a requirement of further consent by the spouse, the spouse's consent must be limited to the form of benefit, if applicable, and the Beneficiary (including any Contingent Annuitant), class of Beneficiaries, or contingent Beneficiary named in the election. Spousal consent is not required, however, if the Participant establishes to the satisfaction of the plan representative that the consent of the spouse cannot be obtained because there is no spouse or the spouse cannot be located. A spouse's consent under this paragraph shall not be valid with respect to any other spouse. A Participant may revoke a prior election without the consent of the spouse. Any new election will require a new spousal consent, unless the consent of the spouse expressly permits such election by the Participant without further consent by the spouse. A spouse's consent may be revoked at any time within the Participant's election period.

SECTION 6.05 -- NOTICE REQUIREMENTS.

     (a) Optional forms of retirement benefit. The Plan Administrator shall furnish to the Participant and the Participant's spouse a written explanation of the optional forms of retirement benefit in the OPTIONAL FORMS OF DISTRIBUTION AND DISTRIBUTION REQUIREMENTS SECTION of Article VI, including material features and relative values of these options, in a manner that would satisfy the notice requirements of Code Section 417(a)(3) and the right of the Participant and the Participant's spouse to defer distribution until the benefit is no longer immediately distributable. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant and the Participant's spouse no less than 30 days and no more than 90 days before the Annuity Starting Date.

     (b) Qualified Joint and Survivor Form. The Plan Administrator shall furnish to the Participant a written explanation of the following: the terms and conditions of the Qualified Joint and Survivor Form; the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Form; the rights of the Participant's spouse; and the right to revoke an election and the effect of such a revocation. The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant no less than 30 days and no more than 90 days before the Annuity Starting Date.

        After the written explanation is given, a Participant or spouse may make written request for additional information. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Participant or spouse within 30 days from the date of the written request. The Plan Administrator does not need to comply with more than one such request by a Participant or spouse.

        The Plan Administrator's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Joint and Survivor Form and the financial effect upon the Participant's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Joint and Survivor Form.

SECTION 6.06 -- TRANSITIONAL RULES.

     In modification of the preceding provisions of this article, distributions (including distributions to a five-percent owner of the Employer) may be made in a form which would not have caused this Plan to be disqualified under Code
Section 401(a)(9) as in effect before the TEFRA Compliance Date. The form must be elected by the Participant or, if the Participant has died, by the Beneficiary. The election must be made in writing and signed before January 1, 1984. The election will only be applicable if the Participant has an Accrued Benefit as of December 31, 1983. The Participant's or Beneficiary's election must specify when the distribution is to begin, the form of distribution and the Contingent Annuitant and/or Beneficiaries listed in the order of priority, if applicable. A distribution upon death will not be covered by this transitional rule unless the election contains the required information described above with respect to the distributions to be made when the Participant dies. Distributions in the process of payment on January 1, 1984, are deemed to meet the above requirements if the form of distribution was elected in writing and the form met the requirements of Code Section 401(a)(9) as in effect before the TEFRA Compliance Date. If the election under this paragraph is revoked any subsequent distribution must meet the requirements of Code Section 401(a)(9) and the proposed regulations thereunder. If an election is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Code Section 401(a)(9) and the proposed regulations thereunder, but for the TEFRA Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distribution must meet the minimum distribution incidental benefit requirements in section 1.401(a)(9)-2 of the proposed regulations. Any changes in the election will be considered a revocation of the election. However, the mere substitution or addition of another Beneficiary (one not named in the election) under the election will not be considered to be a revocation of the election, so long as such substitution or addition does not alter the period over which distributions are to be made under the election, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q&A J-2 and Q&A J-3 of section 1.401(a)(9)-1 of the proposed regulations shall apply. A Participant's election of an optional form of retirement benefit shall be subject to his spouse's consent as provided in the ELECTION PROCEDURES SECTION of Article VI.

                                  ARTICLE VII

                              TERMINATION OF PLAN

     The Employer expects to continue the Plan indefinitely but reserves the right to terminate the Plan in whole or in part at any time upon giving written notice to all parties concerned. The Pension Benefit Guaranty Corporation may also terminate the Plan according to the procedures under Section 4042 of ERISA.

     An Employee who is included in the group of Employees deemed to be affected by complete or partial termination of the Plan shall be fully (100%) vested in his Accrued Benefit as of the date of such complete or partial termination. Upon complete termination of the Plan, no further Employees shall become Participants, and no further Contributions shall be made except as required by any governmental agency to which the Plan's termination is subject.

     A Participant's recourse towards satisfaction of his right to his nonforfeitable Accrued Benefit will be limited to the Plan assets and the Pension Benefit Guaranty Corporation.

     The assets of the Plan that are available to provide benefits shall be allocated and applied as of the effective date of termination of the Plan according to the classifications and order of precedence provided under Title IV of ERISA and under any rules, regulations, interpretations or opinions implementing said Title IV.

     If the Employer is a professional service employer and if not more than 25 Employees have been Active Participants at any one time since the Plan became subject to ERISA, benefits are not insured by the Pension Benefit Guaranty Corporation. A Participant's recourse toward the satisfaction of his right to his nonforfeitable Accrued Benefit shall be limited to the Plan assets, which shall be allocated and applied as described in the preceding paragraph.

     No part of the Plan assets shall be paid to the Employer at any time, except that, after the satisfaction of all liabilities under the Plan, any assets remaining shall be paid to the Employer. No payment shall be made to the Employer if it would contravene any provision of law.

                                  ARTICLE VIII

                             ADMINISTRATION OF PLAN

SECTION 8.01 -- ADMINISTRATION.

     Subject to the provisions of this article, the Plan Administrator has complete control of the administration of the Plan. The Plan Administrator has all the powers necessary for it to properly carry out its administrative duties. Not in limitation, but in amplification of the foregoing, the Plan Administrator has the power to construe the Plan, including ambiguous provisions, and to determine all questions that may arise under the Plan, including all questions relating to the eligibility of Employees to participate in the Plan and the amount of benefit to which any Participant, Beneficiary, spouse or Contingent Annuitant may become entitled. The Plan Administrator's decisions upon all matters within the scope of its authority shall be final.

     Unless otherwise set out in the Plan or Group Contract, the Plan Administrator may delegate recordkeeping and other duties which are necessary for the administration of the Plan to any person or firm which agrees to accept such duties. The Plan Administrator shall be entitled to rely upon all tables, valuations, certificates and reports furnished by the consultant or actuary appointed by the Plan Administrator and upon all opinions given by any counsel selected or approved by the Plan Administrator.

     The Plan Administrator shall receive all claims for benefits by Participants, former Participants, Beneficiaries, spouses, and Contingent Annuitants. The Plan Administrator shall determine all facts necessary to establish the right of any Claimant to benefits and the amount of those benefits under the provisions of the Plan. The Plan Administrator may establish rules and procedures to be followed by Claimants in filing claims for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the Plan.

SECTION 8.02 -- RECORDS.

     All acts and determinations of the Plan Administrator shall be duly recorded. All these records, together with other documents necessary for the administration of the Plan, shall be preserved in the Plan Administrator's custody.

     Writing (handwriting, typing, printing), photostating, photographing, microfilming, magnetic impulse, mechanical or electrical recording or other forms of data compilation shall be acceptable means of keeping records.

SECTION 8.03 -- INFORMATION AVAILABLE.

     Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan, the Group Contract or any other instrument under which the Plan was established or is operated. The Plan Administrator shall maintain all of the items listed in this section in its office, or in such other place or places as it may designate in order to comply with governmental regulations. These items may be examined during reasonable business hours. Upon the written request of a Participant or

Beneficiary receiving benefits under the Plan, the Plan Administrator will furnish him with a copy of any of these items. The Plan Administrator may make a reasonable charge to the requesting person for the copy.

SECTION 8.04 -- CLAIM AND APPEAL PROCEDURES.

     A Claimant must submit any required forms and pertinent information when making a claim for benefits under the Plan.

     If a claim for benefits under the Plan is denied, the Plan Administrator shall provide adequate written notice to the Claimant whose claim for benefits under the Plan has been denied. The notice must be furnished within 90 days of the date that the claim is received by the Plan Administrator. The Claimant shall be notified in writing within this initial 90-day period if special circumstances require an extension of time needed to process the claim and the date by which the Plan Administrator's decision is expected to be rendered. The written notice shall be furnished no later than 180 days after the date the claim was received by the Plan Administrator.

     The Plan Administrator's notice to the Claimant shall specify the reason for the denial; specify references to pertinent Plan provisions on which denial is based; describe any additional material and information needed for the Claimant to perfect his claim for benefits; explain why the material and information is needed; inform the Claimant that any appeal he wishes to make must be in writing to the Plan Administrator within 60 days after receipt of the Plan Administrator's notice of denial of benefits and that failure to make the written appeal within such 60-day period shall render the Plan Administrator's determination of such denial final, binding and conclusive.

     If the Claimant appeals to the Plan Administrator, the Claimant, or his authorized representative, may submit in writing whatever issues and comments the Claimant, or his representative, feels are pertinent. The Claimant, or his authorized representative may review pertinent Plan documents. The Plan Administrator shall reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Plan Administrator shall advise the Claimant of its decision within 60 days of his written request for review, unless special circumstances (such as a hearing) would make rendering a decision within the 60-day limit unfeasible. The Claimant must be notified within the 60-day limit if an extension is necessary. The Plan Administrator shall render a decision on a claim for benefits no later than 120 days after the request for review is received.

SECTION 8.05 -- DELEGATION OF AUTHORITY.

     All or any part of the administrative duties and responsibilities under this article may be delegated by the Plan Administrator to a retirement committee. The duties and responsibilities of the retirement committee shall be set out in a separate written agreement.

                                   ARTICLE IX

                               GENERAL PROVISIONS

SECTION 9.01 -- AMENDMENTS.

     The Employer may amend this Plan at any time, including any remedial retroactive changes (within the specified period of time as may be determined by Internal Revenue Service regulations) to comply with the requirements of any law or regulation issued by any governmental agency to which the Plan is subject. An amendment (including a change in the actuarial basis for determining optional or early retirement benefits) may not diminish or adversely affect any accrued interest or benefit of Participants or their Beneficiaries nor allow reversion or diversion of Plan assets to the Employer at any time, except as may be necessary to comply with the requirements of any law or regulation issued by any governmental agency to which the Plan is subject. However, a Participant's Accrued Benefit may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this paragraph, a plan amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit with respect to benefits attributable to service before the amendment shall be treated as reducing accrued benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age). Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's employer-derived Accrued Benefit will not be less than the percentage computed under the Plan without regard to such amendment.

     If the Group Contract is amended to change the actuarial basis used to determine benefits payable under the Plan and the amendment is subject to the contractholder's discretion, any benefit payable on or after the effective date of such amendment which is attributable to a Participant's Accrued Benefit as of such effective date, shall not be less than the amount of benefit the Participant would have received if the actuarial basis had not been changed.

     An amendment shall not decrease a Participant's vested interest in the Plan. If an amendment to the Plan, or a deemed amendment in the case of a change in top-heavy status of the Plan as provided in the MODIFICATION OF VESTING REQUIREMENTS SECTION of Article X, changes the computation of the percentage used to determine that portion of a Participant's Accrued Benefit attributable to Employer Contributions which is nonforfeitable (whether directly or indirectly), each Participant or former Participant

     (a) who has completed at least three Years of Service on the date the election period described below ends (five Years of Service if the Participant does not have at least one Hour-of-Service in a Plan Year beginning after December 31, 1988) and

     (b) whose nonforfeitable percentage will be determined on any date after the date of the change may elect, during the election period, to have the nonforfeitable percentage of his Accrued Benefit that results from Employer Contributions determined without regard to the amendment. This election may not be revoked. No election needs to be provided for any Participant or former Participant whose nonforfeitable percentage, determined according to the Plan provisions as changed, cannot at any time be less than the percentage determined without regard to such change. The election period shall begin no later than the date the Plan amendment is adopted, or deemed adopted in the case of a change in the top-heavy status of the Plan, and end no earlier than the sixtieth day after the latest of the date the amendment is adopted (deemed adopted) or becomes effective, or the date the Participant is issued written notice of the amendment (deemed amendment) by the Employer or the Plan Administrator.

SECTION 9.02 -- DIRECT ROLLOVERS.

     This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan, specified by the Distributee, in a Direct Rollover.

SECTION 9.03 -- MERGERS AND DIRECT TRANSFERS.

     The Plan may not be merged or consolidated with, nor have its assets or liabilities transferred to, any other retirement plan, unless each Participant in the plan would (if the plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated). The Employer may enter into merger agreements or direct transfer of assets agreements with the employers under other retirement plans which are qualifiable under Code Section 401(a), including an elective transfer, and may accept the direct transfer of plan assets, or may transfer plan assets, as a party to any such agreement.

     The Plan may accept a direct transfer of plan assets on behalf of an Eligible Employee. If the Eligible Employee is not an Active Participant when the transfer is made, the Eligible Employee shall be deemed to be an Active Participant only for the purpose of investment and distribution of the transferred assets. He may not accrue benefits until the time he meets all of the requirements to become an Active Participant. If he terminates employment prior to becoming an Active Participant, his transferred assets may be distributed to him as if they were employer-derived accrued benefits.

     Unless a transfer of assets to the Plan is an elective transfer, the Plan shall apply the optional forms of benefit protections described in the AMENDMENTS SECTION of Article IX to all transferred assets. A transfer is elective if: (1) the transfer is voluntary, under a fully informed election by the Participant; (2) the Participant has an alternative that retains his Code
Section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan, if that plan is not terminating); (3) if the transferor plan is subject to Code Sections 401(a)(11) and 417, the transfer satisfies the applicable spousal consent requirements of the Code; (4) the notice requirements under Code Section 417, requiring a written explanation with respect to an election not to receive benefits in the form of a qualified joint and survivor annuity, are met with respect to the Participant and spousal transfer election;
(5) the Participant has a right to immediate distribution from the transferor plan under provisions in the plan not inconsistent with Code Section 401(a); (6) the transferred benefit is equal to the Participant's entire nonforfeitable accrued benefit under the transferor plan, calculated to be at least the greater of the single sum distribution provided by the transferor plan (if any) or the present value of the Participant's accrued benefit under the transferor plan payable at the plan's normal retirement age and calculated using an interest rate subject to the restrictions of Code Section 417(e) and subject to the overall limitations of Code Section 415; (7) the Participant has a 100% nonforfeitable interest in the transferred benefit; and (8) the transfer otherwise satisfies applicable Treasury regulations.

SECTION 9.04 -- PROVISIONS RELATING TO THE INSURER.

     The obligations of an Insurer shall be governed solely by the provisions of the Group Contract. The Insurer shall not be required to perform any act not provided in or contrary to the provisions of the Group Contract. See the CONSTRUCTION SECTION of this article.

     The Insurer is not a party to the Plan, nor bound in any way by the Plan provisions. It shall not be required to look to the terms of this Plan, nor to determine whether the Employer, the Plan Administrator, or the Named Fiduciary have the authority to act in any particular manner or to make any contract or agreement.

     Until notice of any amendment or termination of this Plan has been received by the Insurer at its home office, the Insurer is and shall be fully protected in assuming that the Plan has not been amended or terminated according to the latest information which it has received at its home office.

SECTION 9.05 -- EMPLOYMENT STATUS.

     Nothing contained in this Plan gives an Employee the right to be retained in the Employer's employ or to interfere with the Employer's right to discharge any Employee.

SECTION 9.06 -- RIGHTS TO PLAN ASSETS.

     No Employee shall have any right to or interest in any assets of the Plan upon termination of his employment or otherwise except as specifically provided under this Plan, and then only to the extent of the benefits payable to such Employee in accordance with Plan provisions.

     Any final payment or distribution to a Participant or his legal representative or to any Beneficiaries, spouse or Contingent Annuitant of such Participant under the Plan provisions shall be in full satisfaction of all claims against the Plan, the Named Fiduciary, the Plan Administrator, the Insurer, and the Employer arising under or by virtue of the Plan.

SECTION 9.07 -- BENEFICIARY.

     Each Participant may name a Beneficiary to receive any death benefit (other than any income payable to a Contingent Annuitant) that may arise out of his participation in the Plan. The Participant may change his Beneficiary from time to time. Unless a qualified election has been made, for purposes of distributing any death benefits before Retirement Date, the Beneficiary of a Participant who has a spouse who is entitled to a Qualified Preretirement Survivor Annuity shall be the Participant's spouse. The Participant's Beneficiary designation and any change of Beneficiary shall be subject to the provisions of the ELECTION PROCEDURES SECTION of Article VI. It is the responsibility of the Participant to give written notice to the Insurer of the name of the Beneficiary on a form furnished for that purpose.

     With the Employer's consent, the Plan Administrator may maintain records of Beneficiary designations for Participants before their Retirement Dates. In that event, the written designations made by Participants shall be filed with the Plan Administrator. If a Participant dies before his Retirement Date, the Plan Administrator shall certify to the Insurer the Beneficiary designation on its records for the Participant.

     If, at the death of a Participant, there is no Beneficiary named or surviving, any death benefit under the Group Contract shall be paid under the applicable provisions of the Group Contract.

SECTION 9.08 -- NONALIENATION OF BENEFITS.

     Benefits payable under the Plan are not subject to the claims of any creditor of any Participant, Beneficiary, spouse or Contingent Annuitant. A Participant, Beneficiary, spouse or Contingent Annuitant does not have any rights to alienate, anticipate, commute, pledge, encumber or assign any of such benefits. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant according to a domestic relations order, unless such order is determined by the Plan Administrator to be a qualified domestic relations order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985.

SECTION 9.09 -- CONSTRUCTION.

     The validity of the Plan or any of its provisions is determined under and construed according to Federal law and, to the extent permissible, according to the laws of the state in which the Employer has its principal office. In case any provision of this Plan is held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included.

     In the event of any conflict between the provisions of the Plan and the terms of any contract or policy issued hereunder, the provisions of the Plan control the operation and administration of the Plan.

SECTION 9.10 -- LEGAL ACTIONS.

     The Plan, the Plan Administrator and the Named Fiduciary are the necessary parties to any action or proceeding involving the assets held with respect to the Plan or administration of the Plan. No person employed by the Employer, no Participant, former Participant or their Beneficiaries or any other person having or claiming to have an interest in the Plan is entitled to any notice of process. A final judgment entered in any such action or proceeding shall be binding and conclusive on all persons having or claiming to have an interest in the Plan.

SECTION 9.11 -- SMALL AMOUNTS.

     If the Present Value of the Participant's vested Accrued Benefit has never exceeded $3,500, such Present Value shall be payable in a single sum as of the Participant's Retirement Date or the date he ceases to be an Employee for any reason other than death. If the Participant's vested Accrued Benefit is zero on the date he ceases to be an Employee for any reason other than death, he shall be deemed to have received a single-sum payment of the Present Value of his vested Accrued Benefit on such date. This is a small amounts payment. Such small amounts payment shall be made to the Participant. Such small amounts payment shall result in all of a Participant's Accrued Benefit being disregarded and is in full settlement of all benefits otherwise payable. See the DISREGARD OF ACCRUED BENEFIT SECTION of Article IV. If the Present Value of the Qualified Preretirement Survivor Annuity derived from the Participant's Accrued Benefit has never exceeded $3,500, the Present Value of any death benefit shall be payable in a single sum as of the date the Participant dies if such

Present Value is not more than $3,500. This is a small amounts payment. Such small amounts payment shall be made to the Participant's spouse. Such small amounts payment is in full settlement of the death benefit otherwise payable.

     No other small amounts payments shall be made.

SECTION 9.12 -- WORD USAGE.

     The masculine gender, where used in this Plan, shall include the feminine gender and the singular words as used in this Plan may include the plural, unless the context indicates otherwise.

SECTION 9.13 -- TRANSFERS BETWEEN PLANS.

     If an Employee previously participated in another plan of the Employer which credited service under the elapsed time method for any purpose which under this Plan is determined using the hours method, then the Employee's service shall be equal to the sum of (a), (b) and (c) below:

     (a) The number of whole years of service credited to him under the other plan as of the date he became an Eligible Employee under this Plan.

     (b) One year or a part of a year of service for the applicable service period in which he became an Eligible Employee if he is credited with the required number of Hours-of-Service. If the Employer does not have sufficient records to determine the Employee's actual Hours-of-Service in that part of the service period before the date he became an Eligible Employee, the Hours-of-Service shall be determined using an equivalency. For any month in which he would be required to be credited with one Hour-of-Service, the Employee shall be deemed for purposes of this section to be credited with 190 Hours-of-Service.

     (c) The Employee's service determined under this Plan using the hours method after the end of the applicable service period in which he became an Eligible Employee.

     If an Employee previously participated in another plan of the Employer which credited service under the hours method for any purpose which under this Plan is determined using the elapsed time method, then the Employee's service shall be equal to the sum of (d), (e) and (f) below:

     (d) The number of whole years of service credited to him under the other plan as of the beginning of the applicable service period under that plan in which he became an Eligible Employee under this Plan.

     (e) The greater of (1) the service that would be credited to him for that entire service period using the elapsed time method or (2) the service credited to him under the other plan as of the date he became an Eligible Employee under this Plan.

     (f) The Employee's service determined under this Plan using the elapsed time method after the end of the applicable service period under the other plan in which he became an Eligible Employee.

     Any modification of service contained in this Plan shall be applicable to the service determined pursuant to this section.

     If the Employee previously participated in the plan of a Controlled Group member which credited service under a different method than is used in this Plan, for purposes of determining eligibility and vesting the provisions above shall apply as though the plan of the Controlled Group member were a plan of the Employer.

                                   ARTICLE X
                          TOP-HEAVY PLAN REQUIREMENTS

SECTION 10.01 -- APPLICATION.

     The provisions of this article shall supersede all other provisions in the Plan to the contrary.

     For the purpose of applying the Top-heavy Plan requirements of this article, all members of the Controlled Group shall be treated as one Employer. The term Employer as used in this article shall be deemed to include all members of the Controlled Group unless the term as used clearly indicates only the Employer is meant.

     The accrued benefit or account of a participant which results from deductible voluntary contributions shall not be included for any purpose under this article.

     The minimum vesting and benefit provisions of the MODIFICATION OF VESTING REQUIREMENTS and MODIFICATION OF ACCRUED BENEFIT SECTIONS of Article X shall not apply to any Employee who is included in a group of Employees covered by a collective bargaining agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, including the Employer, if there is evidence that retirement benefits were the subject of good faith bargaining between such representatives. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives.

SECTION 10.02 -- DEFINITIONS.

     The following terms are defined for purposes of this article.

     Accrued Benefit means, as of any determination date, a participant's accrued benefit (including that benefit, if any, derived from required participant contributions) under one of the Employer's retirement plans on the latest valuation date. The Accrued Benefit of any Employee (other than a Key Employee) shall be determined under the method which is used for accrual purposes for all plans of the Employer or if there is no one method which is used for all plans of the Employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

     Aggregation Group means

     (a) each of the Employer's retirement plans in which a Key Employee is a participant during the Year containing the Determination Date (regardless of whether the plans have terminated) or one of the four preceding Years,

     (b) each of the Employer's other retirement plans which allows the plan(s) described in (a) above to meet the nondiscrimination requirement of Code Section 401(a)(4) or the minimum coverage requirement of Code Section 410, and

     (c)   any of the Employer's other retirement plans not included in (a) or
           (b) above which the Employer desires to include as part of the Aggregation Group. Such a retirement plan shall be included only if the Aggregation Group would continue to satisfy the requirements of Code Section 401(a)(4) and Code Section 410.

     The plans in (a) and (b) above constitute the "required" Aggregation Group. The plans in (a), (b) and (c) above constitute the "permissive" Aggregation Group.

     Compensation means, as to an Employee for any period, compensation as defined in the BENEFIT LIMITATION SECTION of Article IV. For purposes of determining who is a Key Employee, Compensation shall include, in addition to compensation as defined in the BENEFIT LIMITATION SECTION of Article IV, elective contributions. Elective contributions are amounts excludable from the Employee's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b), and contributed by the Employer, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee pension, cafeteria plan or tax-sheltered annuity.

     For purposes of Compensation as defined in this article, Compensation shall be limited to the maximum dollar amount, as adjusted, in the same manner and at the same time as the Compensation defined in the DEFINITIONS SECTION of Article I.

     Compensation Average means the average of a Participant's monthly Compensation (as defined in this section) for those five consecutive years (actual number of years in which he received Compensation, if fewer than five) which give the highest average.

     In determining such consecutive years, a year which ends in a Plan Year beginning before January 1, 1984, shall not be taken into account. A year for which an Employee fails to be credited with a year of Vesting Service shall not be taken into account. Such a year shall be disregarded in determining whether or not the years used for the Employee's Compensation Average are consecutive.

     Determination Date means as to this Plan for any Year, the last day of the preceding Year. However, if there is no preceding Year, the Determination Date is the last day of such Year.

     Key Employee means any Employee or former Employee (including Beneficiaries of deceased Employees) who at any time during the determination period was

     (a) one of the Employer's officers (subject to the maximum below) whose Compensation (as defined in this section) for the Year exceeds 50 percent of the dollar limitation under Code Section 415(b)(1)(A),

     (b) one of the ten Employees who owns (or is considered to own, under Code Section 318) more than a half percent ownership interest and one of the largest interests in the Employer during any Year of the determination period if such person's Compensation (as defined in this section) for the Year exceeds the dollar limitation under Code
           Section 415(c)(1)(A),

     (c)   a five-percent owner of the Employer, or

     (d) a one-percent owner of the Employer whose Compensation (as defined in this section) for the Year is more than $150,000.

     Each member of the Controlled Group shall be treated as a separate employer for purposes of determining ownership in the Employer.

     The determination period is the Year containing the Determination Date and the four preceding Years. If the Employer has fewer than 30 Employees, no more than three Employees shall be treated as Key Employees because they are officers. If the Employer has between 30 and 500 Employees, no more than ten percent of the Employer's Employees (if not an integer, increased to the next integer) shall be treated as Key Employees because they are officers. In no event will more than 50 Employees be treated as Key Employees because they are officers if the Employer has 500 or more Employees. The number of Employees for any Plan Year is the greatest number of Employees during the determination period. Officers who are employees described in Code Section 414(q)(8) shall be excluded. If the Employer has more than the maximum number of officers to be treated as Key Employees, the officers shall be ranked by amount of annual Compensation (as defined in this section), and those with the greater amount of annual Compensation during the determination period shall be treated as Key Employees. To determine the ten Employees owning the largest interests in the Employer, if more than one Employee has the same ownership interest, the Employee(s) having the greater annual Compensation shall be treated as owning the larger interest(s). The determination of who is a Key Employee shall be made according to Code Section 416(i)(1) and the regulations thereunder.

     Non-key Employee means a person who is a non-key employee within the meaning of Code Section 416 and regulations thereunder.

     Present Value means the present value of a participant's Accrued Benefit under a defined benefit plan as of his normal retirement age (attained age if later) or, if the plan provides non-proportional subsidies, the age at which the benefit is most valuable. For purposes of establishing Present Value, any benefit shall be discounted only for 7.5% interest and mortality according to the 1971 Group Annuity Table (Male) without the 7% margin but with projection by Scale E from 1971 to the later of (a) 1974, or (b) the year determined by adding the age to 1920, and wherein for females the male age six years younger is used. If the Present Value of accrued benefits is determined for a participant under more than one defined benefit plan included in the Aggregation Group, all such plans shall use the actuarial assumptions described above that are used under this Plan to determine the Present Value.

     Top-heavy Plan means a plan which is a top-heavy plan for any plan year beginning after December 31, 1983. This Plan shall be a Top-heavy Plan if

     (a) the Top-heavy Ratio for this Plan alone exceeds 60 percent and this Plan is not part of any required Aggregation Group or permissive Aggregation Group.

     (b) this Plan is a part of a required Aggregation Group, but not part of a permissive Aggregation Group, and the Top-heavy Ratio for the required Aggregation Group exceeds 60 percent.

     (c) this Plan is a part of a required Aggregation Group and part of a permissive Aggregation Group and the Top-heavy Ratio for the permissive Aggregation Group exceeds 60 percent.

     Top-heavy Ratio means the ratio calculated below for this Plan or for the Aggregation Group.

     (a) If the Employer maintains one or more defined benefit plans and the Employer has not maintained any defined contribution plan (including any simplified employee pension plan) which during the five-
        year period ending on the determination date has or has had account balances, the Top-heavy Ratio for this Plan alone or for the required or permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Present Values of the Accrued Benefits of all Key Employees as of the determination date and the denominator of which is the sum of all the Present Values of the Accrued Benefits of all employees as of the determination date. Both the numerator and denominator of the Top-heavy Ratio are increased for any distribution of an Accrued Benefit (including those made from terminated plan(s) of the Employer which would have been part of the required Aggregation Group had such plan(s) not been terminated) made in the five-year period ending on the determination date. Both the numerator and denominator of the Top-heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

     (b) If the Employer maintains one or more defined benefit plans and the Employer maintains or has maintained one or more defined contribution plans (including any simplified employee pension plan) which during the five-year period ending on the determination date has or has had account balances, the Top-heavy Ratio for any required or permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the account balances under the defined contribution plan(s) for all Key Employees and the Present Value of Accrued Benefits under the defined benefit plan(s) for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plan(s) for all employees and the Present Value of Accrued Benefits under the defined benefit plans for all employees. Both the numerator and denominator of the Top-heavy Ratio are increased for any distribution of an account balance or an Accrued Benefit (including those made from terminated plan(s) of the Employer which would have been part of the required Aggregation Group had such plan(s) not been terminated) made in the five-year period ending on the determination date.

     (c) For purposes of (a) and (b) above, the value of account balances and the Present Value of Accrued Benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the determination date, except as provided in Code Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and Accrued Benefits of an employee who is not a Key Employee but who was a Key Employee in a prior year will be disregarded. The calculation of the Top-heavy Ratio and the extent to which distributions, rollovers and transfers during the five-year period ending on the determination date are to be taken into account, shall be determined according to the provisions of Code Section 416 and regulations thereunder. The account balances and accrued benefits of an individual who has performed no service for the Employer during the five-year period ending on the determination date shall be excluded from the Top-heavy Ratio until the time the individual again performs service for the Employer. Deductible employee contributions will not be taken into account for purposes of computing the Top-heavy Ratio. When aggregating plans, the value of account balances and Accrued Benefits will be calculated with reference to the determination dates that fall within the same calendar year.

     Account, as used in this definition, means the value of an employee's account under one of the Employer's retirement plans on the latest valuation date. In the case of a money purchase plan or target benefit plan, such value shall be adjusted to include any contributions made for or by the employee after the valuation date and on or before such determination date or due to be made as of such determination date but not yet forwarded to the insurer or trustee. In the case of a profit sharing plan, such value shall be adjusted to include any contributions made for or by the employee after the valuation date and on or before such determination date. During the first Year of any profit sharing plan such adjustment in value shall include contributions made after such determination date that are allocated as of a date in such Year. The nondeductible voluntary contributions which an employee makes under a defined benefit plan of the Employer shall be treated as if they were contributions under a separate defined contribution plan.

     Valuation Date means, as to this Plan, the valuation date used for computing plan costs for minimum funding purposes, regardless of whether or not a valuation is actually performed for a given Year.

     Year means the Plan Year unless another year is specified by the Employer in a separate written resolution in accordance with regulations issued by the Secretary of the Treasury or his delegate.

SECTION 10.03 -- MODIFICATION OF VESTING REQUIREMENTS.

     If a Participant's Vesting Percentage determined under Article I is not as great as his Vesting Percentage would be if it were determined under a schedule permitted in Code Section 416, the following shall apply. During any Year in which the Plan is a Top-heavy Plan, the Participant's Vesting Percentage shall be the greater of the Vesting Percentage determined under Article I or the schedule below.

VESTING SERVICE         NONFORFEITABLE
 (WHOLE YEARS)            PERCENTAGE
---------------         --------------
  Less than 2                 0
       2                      20
       3                      40
       4                      60
       5                      80
   6 or more                 100

     The schedule above shall not apply to Participants who are not credited with an Hour-of-Service after the Plan first becomes a Top-heavy Plan. The Vesting Percentage determined above applies to all of the Participant's Accrued Benefit resulting from Employer Contributions, including Contributions the Employer makes before the TEFRA Compliance Date or when the Plan is not a Top-heavy Plan.

     If, in a later Year, this Plan is not a Top-heavy Plan, a Participant's Vesting Percentage shall be determined under Article I. A Participant's Vesting Percentage determined under either Article I or the schedule above shall never be reduced and the election procedures of the AMENDMENTS SECTION of Article IX shall apply when changing to or from the schedule as though the automatic change were the result of an amendment.

     The part of the Participant's vested Accrued Benefit resulting from the minimum accrued benefit pursuant to the MODIFICATION OF ACCRUED BENEFIT SECTION of Article X shall not be forfeited because of a period of reemployment after benefit payments have begun.

SECTION 10.04 -- MODIFICATION OF ACCRUED BENEFIT.

     During any Year in which this Plan is a Top-heavy Plan, a minimum Accrued Benefit shall be provided by Employer Contributions for each person who is a Non-key Employee and who either was or could have been an Active Participant during the Year and, if the hours method is used to determine Accrual Service, who was credited with the number of Hours-of-Service (1,000 if less) required to earn a year of Accrual Service in any accrual computation period all or part of which occurs within the Year. A Non-key Employee is not required to have a minimum amount of Compensation or to have made any required contributions in order to be entitled to this minimum. The minimum is the amount described in (a) below. To meet this minimum, an additional Accrued Benefit on, or adjusted to, a straight life basis, provided by Employer Contributions equal to (a) reduced by
(b) below shall be provided for such person:

     (a)   The lesser of (1) or (2) below:

        (1) Two percent of his Compensation Average multiplied by his Accrual Service, excluding any year of such service which ends in a Plan Year beginning before January 1, 1984, or a year of service beginning in a Plan Year in which this Plan is not a Top-heavy Plan. For purposes of this paragraph, if Hours of Service are used to determine Accrual Service, (A) not more than 1,000 Hours-of-Service shall be required to earn a year of Accrual Service, (B) Accrual Service shall be taken into account for any accrual computation period all or part of which occurs within a Year when this Plan is a Top-heavy Plan, and (C) no fractional parts of a year of Accrual Service shall be taken into account.

        (2)   Twenty percent of his Compensation Average.

     (b) Such person's Accrued Benefit on, or adjusted to a straight life basis, provided by Employer Contributions as of the last day of such Year, without regard to the adjustment for prior distributions.

If the Normal Form is other than a straight life annuity, the minimum amount of Accrued Benefit determined above shall be adjusted to the Normal Form Actuarial Equivalent. Such Actuarial Equivalent shall be determined as of the earliest Normal Retirement Age permitted under this Plan for any Participant.

     As of the last day of any Year in which the Plan is a Top-heavy Plan, if such person's accrued benefit provided by Employer Contributions under all the defined benefit plans of the Employer is at least equal to the amount of his minimum determined above, the requirements of this section are satisfied as to him, and an additional amount of accrued benefit shall not be provided for him for such Year.

     If a person who is otherwise entitled to the minimum accrued benefit above is also covered under one or more defined contribution plans of the Employer which are Top-heavy Plans during that same Year, the minimum benefits for him shall be provided under this Plan.

     For purposes of this section, any employer contribution made according to a salary reduction or similar arrangement shall not apply before the first Yearly Date in 1985. On and after the first Yearly Date in 1989, any such employer contributions and employer contributions which are matching contributions, as defined in Code Section 401(m), shall not apply in determining if the minimum contribution requirement has been met, but shall apply in determining the minimum contribution required. Forfeitures credited to a Participant's account are treated as employer contributions.

     The requirements of this section shall be met without regard to contributions under Chapter 2 of the Code (relating to tax on self-employment), Chapter 21 of the Code (relating to Federal Insurance Contributions Act), Title II of the Social Security Act or any other Federal or state law.

SECTION 10.05 -- MODIFICATION OF BENEFIT LIMITATION.

     If the provisions of subsection (e) of the BENEFIT LIMITATION SECTION of
Article IV are applicable for any Limitation Year during which this Plan is a Top-heavy Plan, the benefit limitations shall be modified. The definitions of Defined Benefit Plan Fraction and Defined Contribution Plan Fraction in the BENEFIT LIMITATION SECTION of Article IV shall be modified by substituting "1.0" in lieu of "1.25." The optional denominator for determining the Defined Contribution Plan Fraction shall be modified by substituting "$41,500" in lieu of "$51,875." In addition, an adjustment shall be made to the numerator of the Defined Contribution Plan Fraction. The adjustment is a reduction of that numerator similar to the modification of the Defined Contribution Plan Fraction described in the BENEFIT LIMITATION SECTION of Article IV, and shall be made with respect to the last Plan Year beginning before January 1, 1984.

     The modifications in the paragraph above shall not apply with respect to a Participant so long as employer contributions, forfeitures or nondeductible employee contributions are not credited to his account under any of the Employer's defined contribution plans and benefits do not accrue for such Participant under this or any of the Employer's other defined benefit plan(s), until the sum of his Defined Contribution and Defined Benefit Plan Fractions is less than 1.0.

     The modification of the benefit limitation shall not apply if both of the following requirements are met:

     (a) This Plan would not be a Top-heavy Plan if "90 percent" were substituted for "60 percent" in the definition of Top-heavy Plan.

     (b) A Non-key Employee who is not covered under a defined contribution plan of the Employer, accrues a minimum benefit equal to the amount described in the MODIFICATION OF ACCRUED BENEFIT SECTION of Article X if the otherwise applicable percentage in (a)(1) was increased to three percent and the otherwise applicable percentage in (a)(2) was increased by one percentage point (not to exceed ten percentage points) for each year earned while the benefit limitation is to be modified as described above.

        The account of a Non-key Employee who is covered under only one or more defined contribution plans of the Employer, is credited with a minimum employer contribution or allocation under such plan(s) equal to four percent of the person's Compensation for each year in which the plan is a Top-heavy Plan.

        If a Non-key Employee is covered under both defined contribution and defined benefit plans of the Employer,

        (1) a minimum accrued benefit for such person equal to the amount determined above for a person who is not covered under a defined contribution plan is accrued in the defined benefit plan(s) or

        (2) a minimum contribution or allocation equal to 7.5 percent of the person's Compensation for a Year in which the plans are Top-heavy Plans will be credited to his account under the defined contribution plans.

                                   APPENDIX A

     Participants who are entitled to receive a benefit based on the formula under the Plan as of December 31, 1988, if it provides a greater benefit than would be the benefit formula in effect as of January 1, 1989, in accordance with
Section 4.01, include the following individuals:
        Maureen Rouse
        Robert Gunther
        John Saitta
        Helen Carroll
        Catherine Bossong
        Beryl Black

     The monthly retirement benefit payable under the Plan as of December 31, 1988, equals:

     (a)   sixty percent (60%) of the Participant's Average Compensation;

     (b) reduced by fifty percent (50%) of his monthly Primary Social Security Benefit; and

     (c) further reduced proportionately for less than fifteen (15) years of Accrual Service as of the date of determination.

     The term "Primary Social Security Benefit" means the monthly payment of insurance benefits expected to become payable to the Participant at age 65 under Title II of the federal Social Security Act in effect on the earliest of his Retirement Date, his Normal Retirement Date or the date he becomes an Inactive Participant.

     The amount of such Primary Social Security Benefit will be determined as accurately as is reasonably possible based on the earnings records that are made available by the Employer and the Participant. If the determination is made as of the Participant's Normal Retirement Date, it may be based on the information obtained from the Social Security Administration. Any determination made as of an earlier date shall be based on the assumption that the Participant will continue to receive until Normal Retirement Age, pay which would be treated as wages for the purposes of the Social Security Act at the same rate as he was receiving on the date of such determination, or on the last day he was an Employee, if earlier.

     By executing this Plan, the Primary Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the Plan's legal and tax implications.

     Executed this 22nd day of December, 1994.

                                             SKANDIA AMERICA REINSURANCE
                                             CORPORATION

                                             By: /s/
                                               ---------------------------------
                                                 Title: President and Chief
                                                 Operating Officer

     ACKNOWLEDGED as SKANDIA EMPLOYEE BENEFIT ADMINISTRATIVE COMMITTEE this 22nd day of December, 1994.

                                                              /s/ FRED K. ELLIS
                                                              ---------------------------------------
                                                              Fred K. Ellis

                                                              /s/ DONALD R. ALEXANDER
                                                              ---------------------------------------
                                                              Donald R. Alexander

                                                              /s/ THOMAS M. TOBIN
                                                              ---------------------------------------
                                                              Thomas M. Tobin

                                        74